                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_}  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-12

                             Alberto-Culver Company
-------------------------------------------------------------------------------
               (Name of Registrant As Specified In Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee required
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1) Title of each class of securities to which transaction applies:

     --------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     --------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     --------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     --------------------------------------------------------------------------

     (5) Total fee paid:

     --------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     --------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     --------------------------------------------------------------------------

     (3) Filing Party:

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     (4) Date Filed:

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

                             ALBERTO-CULVER COMPANY
                             Melrose Park, Illinois

                                                               December 14, 2001



TO THE STOCKHOLDERS:

         The annual meeting of stockholders will be held at the principal office of the Company in Melrose Park, Illinois, on Thursday, January 24, 2002, at 10:00 a.m.

         You are cordially invited to attend this meeting in person. The principal business at the meeting will be to (i) elect four directors, (ii) re-approve the Alberto-Culver Company 1994 Stock Option Plan For Non-Employee Directors, as amended, and (iii) re-approve the Alberto-Culver Company 1994 Shareholder Value Incentive Plan, as amended.

         At your earliest convenience, please sign and return the enclosed proxy card to assure that your shares will be represented at the meeting.

                                   Sincerely,

                                   /s/ Leonard H. Lavin
                                   Leonard H. Lavin
                                       Chairman

                                NOTICE OF MEETING

         The annual meeting of stockholders of Alberto-Culver Company (the "Company") will be held on Thursday, January 24, 2002, at 10:00 a.m. Chicago time, at the principal office of the Company, 2525 Armitage Avenue, Melrose Park, Illinois 60160 for the following purposes:

         1.  To elect four directors.

         2. To re-approve the Alberto-Culver Company 1994 Stock Option Plan For Non-Employee Directors, as amended.

         3. To re-approve the Alberto-Culver Company 1994 Shareholder Value Incentive Plan, as amended.

         4. To transact such other business as may properly come before the meeting.

         The board of directors has fixed the close of business on November 30, 2001 as the record date for determination of the stockholders entitled to notice of and to vote at the meeting.

                                /s/ Bernice E. Lavin
                                Bernice E. Lavin
                                    Secretary

December 14, 2001

ALBERTO-CULVER COMPANY                                           PROXY STATEMENT


2525 Armitage Avenue                                           December 14, 2001
Melrose Park, Illinois  60160

                             Solicitation of Proxies

     The board of directors of Alberto-Culver Company (the "Company") solicits your proxy for use at the annual meeting of stockholders to be held on January 24, 2002 and at any adjournment thereof.

     On November 30, 2001, the record date for the meeting, the Company had outstanding shares of common stock consisting of 24,844,301 shares of Class A and 32,525,619 shares of Class B. This Proxy Statement and form of proxy are being mailed to stockholders on or about December 14, 2001.

     Each holder of record at the close of business on the record date is entitled to one vote for each Class B share and one-tenth of a vote for each Class A share then held. Class A and Class B shares vote together as a single class in all matters to be voted upon at this meeting. Any person submitting a proxy has the right to revoke it at any time before it is voted, in person at the meeting, by written notice to the Secretary of the Company or by delivery of a later-dated proxy.

     The election of directors is decided by a plurality of the votes cast by holders of all shares entitled to vote in the election. Accordingly, withheld votes and broker non-votes will not affect the outcome of the election. A majority of the votes entitled to be cast thereon by holders of shares of stock present in person or by proxy at the meeting is required to re-approve the Alberto-Culver Company 1994 Stock Option Plan For Non-Employee Directors, as amended ("Director Plan"), and the Alberto-Culver Company 1994 Shareholder Value Incentive Plan, as amended ("SVIP"). Although abstentions and broker non-votes will be treated as present at the meeting for purposes of determining a quorum, abstentions will have the effect of a vote against the re-approval of the Director Plan and the SVIP and broker non-votes will have no effect on the re-approval of the Director Plan and the SVIP.

                              Election of Directors

     Unless otherwise instructed, proxies will be voted for the election as directors of the four persons listed as nominees for a term of three years. All of the nominees are currently serving as directors. Should any of the nominees become unable to accept nomination or election (which the Company has no reason to expect), it is the intention of the persons named in the enclosed proxy to vote for a substitute in each case or the board of directors may make an appropriate reduction in the number of directors to be elected.

Nominees for Terms Expiring at the Annual Meeting in 2005 (Class II)

     Howard B. Bernick, age 49, has served as a director of the Company since 1986, as President of the Company since 1988 and as Chief Executive Officer of the Company since 1994. Mr. Bernick is also a director of AAR Corp. and the Wm. Wrigley Jr. Company. Mr. Bernick is the husband of Carol L. Bernick and the son-in-law of Leonard H. Lavin and Bernice E. Lavin.

     Bernice E. Lavin, age 76, has served as a director and Secretary and Treasurer of the Company since 1955 and as Vice Chairman since 1994. Mrs. Lavin is the wife of Leonard H. Lavin, the mother of Carol L. Bernick and the mother-in-law of Howard B. Bernick.

     Allan B. Muchin, age 65, has served as a director of the Company since 1995 and as Chairman of Katten Muchin Zavis, a Chicago-based law firm, since 1995. For more than five years prior to 1995, Mr. Muchin served as Co-Managing Partner and a member of the Board of Directors and Executive Committee of Katten Muchin Zavis.

     Harold M. Visotsky, M.D., age 77, has served as a director of the Company since 1989, as the Owen L. Coon Professor of Psychiatry and Behavioral Sciences Emeritus at Northwestern University Medical School for more than the past five years, and as a consultant for more than the past five years in the areas of health planning and benefits management.

     The board of directors recommends that the stockholders vote FOR the election of each of the nominees for director.

Directors Whose Terms Expire at the Annual Meeting in 2003 (Class III)

     A. Robert Abboud, age 72, has served as a director of the Company since 1994 and as President of A. Robert Abboud and Company, a private investment firm, for more than the past five years. Mr. Abboud is also a director of AAR Corp.

     Carol L. Bernick, age 49, has served as a director of the Company since 1984, as Assistant Secretary of the Company since 1990, as Vice Chairman of the Company and President of Alberto-Culver North America, a division of the Company, since April 1998 and as President of Alberto-Culver USA, Inc., a wholly-owned subsidiary of the Company, from 1994 to April 1998 and since January 1999. From 1990 to April 1998, she served as Executive Vice President of the Company. Mrs. Bernick is the wife of Howard B. Bernick and the daughter of Leonard H. Lavin and Bernice E. Lavin.

     Leonard H. Lavin, age 82, the founder of the Company, has served as a director and Chairman of the Company since 1955. Mr. Lavin is the husband of Bernice E. Lavin, the father of Carol L. Bernick and the father-in-law of Howard
B. Bernick.

     Robert H. Rock, D.B.A., age 51, has served as a director of the Company since 1995 and as the President of MLR Holdings, LLC, an investment company with holdings in publishing and information businesses, for more than the past five years. Mr. Rock has also served as Chairman of Metroweek Corporation, a publisher of weekly newspapers and specialty publications, for more than the past five years. Mr. Rock is also a director of Hunt Corporation, Quaker Chemical Corporation, Advanta Corporation and Penn Mutual Life Insurance Company.

Directors Whose Terms Expire at the Annual Meeting in 2004 (Class I)

     A. G. Atwater, Jr., age 58, has served as a director of the Company since 1995 and as President and Chief Executive Officer of Amurol Confections Company, a specialty confections manufacturer and a wholly-owned associated company of the Wm. Wrigley, Jr. Company, for more than the past five years.

     Sam J. Susser, age 62, has served as a director of the Company since January 2001 and as Chairman of the Board of SSP Partners, an operator of convenience stores under the brand name "Circle K," since 1995. From 1988 to 1995, Mr. Susser served as Chairman of the Board of Southguard Corporation. SSP Partners is the successor of Southguard Corporation.

     William W. Wirtz, age 72, has served as a director of the Company since 1978 and as President of Wirtz Corporation, a diversified operations and investment company, for more than the past five years.

               Share Ownership of Directors and Executive Officers

     The table below contains information as of November 16, 2001, concerning the number of shares of Class A common stock and Class B common stock beneficially owned by each director, each person named in the Summary Compensation Table ("named executive officers") and by all directors and executive officers as a group.

=========================================================================================================

                                            Title of     Amount and Nature of Beneficial      Percent
Name of Beneficial Owner                     Class               Ownership (1)(2)             of Class
=========================================================================================================
                                            Class A              15,000       (3)                   (4)
A. Robert Abboud                            Class B               2,000                             (4)
---------------------------------------------------------------------------------------------------------
                                            Class A              17,000       (5)
A. G. Atwater, Jr.                          Class B                   0                             (4)
---------------------------------------------------------------------------------------------------------
                                            Class A             519,368       (6)                 2.07%
Carol L. Bernick                            Class B           4,546,754       (6)                13.98%
---------------------------------------------------------------------------------------------------------
                                            Class A             879,200       (7)                 3.54%
Howard B. Bernick                           Class B             219,518       (7)                   (4)
---------------------------------------------------------------------------------------------------------
                                            Class A             407,912       (8)                 1.64%
Bernice E. Lavin                            Class B           4,104,714       (8)                12.62%
---------------------------------------------------------------------------------------------------------
                                            Class A             427,082       (9)                 1.72%
Leonard H. Lavin                            Class B           4,755,304       (9)                14.62%
---------------------------------------------------------------------------------------------------------
                                            Class A              17,000      (10)
Allan B. Muchin                             Class B                   0                             (4)
---------------------------------------------------------------------------------------------------------
                                            Class A              15,700      (11)
Robert H. Rock                              Class B                   0                             (4)
---------------------------------------------------------------------------------------------------------
                                            Class A               2,000
Sam J. Susser                               Class B                   0                             (4)
---------------------------------------------------------------------------------------------------------
                                            Class A              15,000      (12)                   (4)
Harold M. Visotsky                          Class B               1,000      (12)                   (4)
---------------------------------------------------------------------------------------------------------
                                            Class A             597,000      (13)                 2.40%
William W. Wirtz                            Class B           1,754,000      (13)                 5.39%
---------------------------------------------------------------------------------------------------------
                                            Class A             595,866      (14)                 2.35%
Michael H. Renzulli                         Class B             166,011      (14)                   (4)
---------------------------------------------------------------------------------------------------------
All Directors and Executive Officers as a   Class A           3,595,145      (15)                14.01%
Group (15 persons, including the above)     Class B          15,574,111      (15)                47.88%

=========================================================================================================

(1) All, but not less than all, of the Class A shares may at any time be converted into Class B shares on a share-for-share basis at the option of the Company. The Class B shares are convertible into Class A shares on a share-for-share basis at the option of the holder.

(2) Such ownership is direct, with sole voting and investment power, except as indicated in subsequent footnotes. Unless otherwise specifically provided, each person disclaims beneficial ownership of any shares indicated as owned indirectly (i.e., as trustee or co-trustee of a trust or as an officer of a foundation).

(3) Includes 3,750 Class A shares subject to stock options exercisable currently or within 60 days.

(4)  Less than 1.0% of the outstanding shares.

(5) Includes 12,721 Class A shares subject to stock options exercisable currently or within 60 days.

(6) Includes 263,844 Class A shares subject to employee stock options exercisable currently or within 60 days. Also includes 1,928,817 Class B shares held as trustee of a trust for the benefit of Mrs. Bernick's sister; 222,527 Class B shares held as trustee of a trust for the benefit of Mrs. Bernick's nephew; 80,088 Class A shares and 87,528 Class B shares held as trustee of trusts for the benefit of certain of Mr. and Mrs. Bernick's family members; 1,942,404 Class B shares and 175,000 Class A shares held as trustee or co-trustee of trusts for the benefit of Mrs. Bernick; 100,000 Class B shares held as trustee of an insurance trust for the benefit of Mr. and Mrs. Lavin's children and grandchildren; and 8,330 Class B shares held as a participant in the Alberto-Culver Company Employees' Profit Sharing Plan (the "Profit Sharing Plan"). Does not include 35,000 Class A shares and 71,400 Class B shares held by the Bernick Family Foundation of which Mrs. Bernick is a director and the President; 100,200 Class A shares and 300,600 Class B shares held as co-trustee with Mrs. Lavin of a trust for the benefit of Mrs. Bernick; 64 Class A shares and 823,549 Class B shares held as co-trustee of a trust with Mr. and Mrs. Lavin for the benefit of Mrs. Lavin; 5,704 Class A shares and 823,529 Class B shares held as co-trustee of a trust with Mr. and Mrs. Lavin for the benefit of Mr. Lavin; and 421,378 Class A shares and 520,000 Class B shares owned by the Lavin Family Foundation of which Mrs. Bernick is a director and an officer. In addition, does not include shares reported as owned by Mr. Bernick, Mr. Lavin or Mrs. Lavin.

(7) Includes 11,526 Class B shares held as a participant in the Profit Sharing Plan; 47,910 Class B shares and 5,100 Class A shares held as co-trustee of a trust for the benefit of certain of Mr. and Mrs. Bernick's family members, for which Mr. Bernick shares voting and investment power; and 35,000 Class A shares and 71,400 Class B shares held by the Bernick Family Foundation of which Mr. Bernick is a director and an officer and shares voting and investment power with Mrs. Bernick. Does not include shares reported as owned by Mrs. Bernick, Mr. Lavin or Mrs. Lavin.

(8) Includes 307,648 Class A shares and 393,936 Class B shares held as trustee of trusts for the benefit of Mr. and Mrs. Lavin's children and grandchildren; 100,200 Class A shares and 300,600 Class B shares held as co-trustee with Mrs. Bernick of a trust for the benefit of Mrs. Bernick, for which Mrs. Lavin shares voting and investment power with Mrs. Bernick; 2,586,335 Class B shares held as co-trustee of a trust with Mr. Lavin for the benefit of Mrs. Lavin, for which Mrs. Lavin shares voting and investment power with Mr. Lavin; and 823,549 Class B shares and 64

     Class A shares held as co-trustee of a trust with Mr. Lavin and Mrs. Bernick for the benefit of Mrs. Lavin, for which Mrs. Lavin shares voting and investment power with Mr. Lavin and Mrs. Bernick. Does not include 5,704 Class A shares and 823,529 Class B shares held as co-trustee of a trust with Mr. Lavin and Mrs. Bernick for the benefit of Mr. Lavin; 3,410,853 Class B shares held as co-trustee of a trust with Mr. Lavin for the benefit of Mr. Lavin; and 421,378 Class A shares and 520,000 Class B shares owned by the Lavin Family Foundation of which Mrs. Lavin is a director and an officer. In addition, does not include shares reported as owned by Mr. Lavin, Mr. Bernick or Mrs. Bernick.

(9) Includes 421,378 Class A shares and 520,000 Class B shares owned by the Lavin Family Foundation of which Mr. Lavin is a director and the President and shares voting and investment power with Mrs. Lavin and Mrs. Bernick; 823,529 Class B shares and 5,704 Class A shares held as co-trustee of a trust with Mrs. Lavin and Mrs. Bernick for the benefit of Mr. Lavin, for which Mr. Lavin shares voting and investment power with Mrs. Lavin and Mrs. Bernick; and 3,410,853 Class B shares held as co-trustee of a trust with Mrs. Lavin for the benefit of Mr. Lavin, for which Mr. Lavin shares voting and investment power with Mrs. Lavin. Does not include 64 Class A shares and 823,549 Class B shares held as co-trustee of a trust with Mrs. Lavin and Mrs. Bernick for the benefit of Mrs. Lavin and 2,586,335 Class B shares held as co-trustee of a trust with Mrs. Lavin for the benefit of Mrs. Lavin. In addition, does not include shares reported as owned by Mrs. Lavin, Mr. Bernick or Mrs. Bernick.

(10) Includes 15,000 Class A shares subject to stock options exercisable currently or within 60 days.

(11) Includes 15,000 Class A shares subject to stock options exercisable currently or within 60 days and 700 Class A shares held jointly with Mr. Rock's wife.

(12) Includes 7,500 Class A shares subject to stock options exercisable currently or within 60 days; and 7,500 Class A shares held as trustee of a trust for the benefit of Dr. Visotsky's wife. Does not include 400 Class A shares held in a trust for the benefit of Dr. Visotsky, for which trust Dr. Visotsky's wife has sole voting and investment power.

(13) Includes 15,000 Class A shares subject to stock options exercisable currently or within 60 days. Also includes 582,000 Class A shares and 1,746,000 Class B shares owned by Wirtz Corporation, of which Mr. Wirtz is President and a director; and 8,000 Class B shares owned by William Wirtz Pension Trust, of which Mr. Wirtz is a trustee.

(14) Includes 488,300 Class A shares subject to employee stock options exercisable currently or within 60 days and 22,895 Class B shares held as a participant in the Profit Sharing Plan.

(15) Includes 828,865 Class A shares subject to stock options exercisable currently or within 60 days; 58,783 Class B shares held as participants in the Profit Sharing Plan; and 6,792 Class B shares held as participants in the Alberto-Culver 401(k) Savings Plan. Such persons have shared voting and investment power as to 574,956 Class A shares and 8,584,176 Class B shares. In addition, includes 8,500 Class A shares issued under the Alberto-Culver Company 1994 Restricted Stock Plan ("Restricted Stock"), none of which have vested. Holders of Restricted Stock have sole voting rights and no dispositive rights with respect to those shares that have not vested.

                Meetings and Committees of the Board of Directors

       The board of directors of the Company held five scheduled meetings during fiscal year 2001. No director attended fewer than three-fourths of the aggregate number of meetings of the board of directors and of the committees of the board of directors described below on which he or she served during the fiscal year. There are four standing committees of the board of directors.

       The audit committee, which is composed of A. Robert Abboud, Chairman, A.
G. Atwater, Jr., Allan B. Muchin, and Sam J. Susser, all of whom are independent as defined in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards, held nine meetings during fiscal year 2001. The audit committee assists the board of directors in fulfilling its oversight responsibilities relating to accounting, reporting practices, and the quality and integrity of the financial reports and other publicly disseminated financial information of the Company.

       The executive committee, which is composed of Leonard H. Lavin, Chairman,
A. G. Atwater, Jr., Carol L. Bernick, Howard B. Bernick, Bernice E. Lavin, and William W. Wirtz, held no meetings during fiscal year 2001. The executive committee has many of the powers of the board of directors and can act when the board of directors is not in session.

       The compensation committee, which is composed of Robert H. Rock, Chairman, A. Robert Abboud, Sam J. Susser and Harold M. Visotsky, held five meetings during fiscal year 2001. The compensation committee reviews executive performance and compensation and administers benefit plans pursuant to which executive officers receive stock options, incentive awards, retirement income and other compensation awards.

       The nominating committee, which is composed of Leonard H. Lavin, Chairman, A. Robert Abboud, Carol L. Bernick, Howard B. Bernick, Bernice E. Lavin and Harold M. Visotsky, held no meetings during fiscal year 2001. The function of the nominating committee is to evaluate and recommend persons to fill vacancies or newly created positions on the board of directors and to submit the names of those persons so recommended to the full board of directors for approval. Stockholders may submit recommendations for nominations for election to the board of directors. Additional information regarding the stockholder recommendation procedure will be provided upon written request to the Secretary of the Company. Stockholder nominations of directors are subject to the notice requirements described under "Other Business" below.

                             Executive Compensation

       The table below summarizes certain information with respect to compensation paid by the Company or its subsidiaries to the Chief Executive Officer and the four other most highly compensated executive officers of the Company for the past three fiscal years.

=========================================================================================================================
                                                SUMMARY COMPENSATION TABLE
=========================================================================================================================

                                          Annual Compensation          Long-Term Compensation
                                      ------------------------------------------------------------

                                                                       Awards         Payouts
                                                                   -------------------------------

Name                                                                   Securities
and                                                                    Underlying       LTIP              All Other
Principal                                   Salary         Bonus         Options      Payouts           Compensation
Position                       Year          ($)            ($)            (#)         ($)(1)               ($)
========================================================================================================================
Leonard H. Lavin,              2001     $ 1,218,756     $ 1,598,000            0     $ 1,741,200       $   244,583 (2)
Chairman                       2000       1,200,000         821,000            0               0           217,827
                               1999       1,200,000         556,000            0               0           206,791

------------------------------------------------------------------------------------------------------------------------

Bernice E. Lavin,              2001     $   643,755     $   718,000            0     $   551,380       $   244,583 (2)
Vice Chairman,                 2000         625,008         346,000            0               0           217,827
Secretary and Treasurer        1999         625,008         262,000            0               0           206,791

-----------------------------------------------------------------------------------------------------------------------

Howard B. Bernick,             2001     $ 1,450,000     $ 1,901,000      224,000     $ 1,958,850       $    16,448 (3)
President and Chief            2000       1,425,000         975,000      224,000               0            16,249
Executive Officer              1999       1,350,000         625,000      208,000               0            15,664

------------------------------------------------------------------------------------------------------------------------

Carol L. Bernick,              2001     $   837,500     $   934,000       90,000     $   609,420       $    16,448 (3)
Vice Chairman, Assistant       2000         775,005         429,000       84,000               0            16,249
Secretary and President        1999         641,674         293,000       60,000               0            15,664
Alberto-Culver North
America
------------------------------------------------------------------------------------------------------------------------

Michael H. Renzulli,           2001     $   862,500     $ 1,142,000       90,000     $   609,420       $    21,956 (4)
President, Sally Beauty        2000         806,250       1,000,000       90,000               0            21,523
Company, Inc.                  1999         737,502         655,000       60,000               0            20,632
========================================================================================================================

(1) For the three-year performance period ended September 30, 2001, the total shareholder return on the Company's Class A shares was 62.75%, placing it in the 88.6th percentile of the Standard & Poor's 500 Index with a corresponding payout per unit of $2,902 under the 1994 Shareholder Value Incentive Plan ("SVIP"). For the three-year performance period ended September 30, 2000, the total shareholder return on the Company's Class A shares was -2%, placing it in the 49th percentile of the Standard & Poor's 500 Index with no corresponding payout per SVIP unit. For the three-year performance period ended September 30, 1999, the total shareholder return on the Company's Class A shares was 16%, placing it in the 35th percentile of the Standard & Poor's 500 Index with no corresponding payout per SVIP unit.

(2) For Mr. and Mrs. Lavin, the amount for each includes $13,350 of imputed income from life insurance; an annual contribution to the Profit Sharing Plan of $11,428; $216,405 of imputed income from split-dollar life insurance policies; and $3,400 of matching contributions to the Alberto-Culver 401(k) Savings Plan.

(3) For Mr. and Mrs. Bernick, the amount for each includes $1,620 of imputed income from life insurance; an annual contribution to the Profit Sharing Plan of $11,428; and $3,400 of matching contributions to the Alberto-Culver 401(k) Savings Plan.

(4) The amount includes $7,128 of imputed income from life insurance; an annual contribution to the Profit Sharing Plan of $11,428; and $3,400 of matching contributions to the Alberto-Culver 401(k) Savings Plan.

                              Director Compensation

     Effective as of October 1, 2001, each non-employee director's annual retainer was increased from $25,000 to $35,000. Non-employee directors receive $1,500 for (i) each meeting of the board of directors attended and (ii) each meeting of the audit, executive and compensation committees attended and $750 for each conference call audit committee meeting attended. The chairman of the audit committee and the chairman of the compensation committee receive an additional annual retainer of $3,500. Employee directors receive no additional compensation for serving on the board of directors or its committees.

     In addition, each non-employee director participates in the 1994 Stock Option Plan For Non-Employee Directors (the "Director Plan"). Under the Director Plan, a non-qualified option to purchase 7,500 shares of Class A common stock is automatically granted to each non-employee director upon his or her initial election to the board of directors. The exercise price of options granted under the Director Plan is the fair market value of a share of Class A common stock on the date options are granted. Options are granted for a ten-year term and become exercisable in four equal annual installments commencing one year after the date of grant.

     Subject to shareholder re-approval, the Director Plan will be amended so that each non-employee director will automatically be granted a non-qualified option to purchase 2,500 shares of Class A common stock as of the day of each regularly scheduled annual meeting of the stockholders of the Company, commencing at the annual meeting scheduled on January 24, 2002. The Director Plan and the material amendments are described in greater detail under "Re-Approval of the 1994 Stock Option Plan For Non-Employee Directors, As Amended."

     On July 26, 2001, the board of directors approved the Deferred Compensation Plan for Non-Employee Directors (the "DCP"). Under the DCP, effective as of January 1, 2002, each non-employee director may elect to defer his or her annual retainer and meeting fees ("Director Fees") paid during each calendar year, receive shares of Class B common stock on a quarterly basis equal to the Director Fees payable during such period or receive cash payable under the current payment system. With respect to deferrals, non-employee directors may defer their Director Fees in cash or in common stock units where each unit is equivalent to one share of Class B common stock. Dividends that a director would have received as an owner of Class B common stock will be reinvested into units equal to a commensurate number of additional Class B shares. Director Fees may be deferred at the election of each non-employee director until (i) one month after such director's service on the board of directors ends or (ii) any date selected by such board member. The interest rate earned on money deferred under the DCP is determined by the compensation committee and shall be equal to the interest rate earned on money deferred under the Executive Deferred Compensation Plan. See "Executive Deferred Compensation Plan" below.

                               Stock Option Grants

     The table below sets forth certain information with respect to options granted to the named executive officers during the fiscal year ended September 30, 2001. All of these options were granted on October 1, 2000.

============================================================================================================================

                                       OPTION GRANTS IN LAST FISCAL YEAR
============================================================================================================================

                                     INDIVIDUAL GRANTS
==========================================================================================


                                                                                               Potential Realizable Value
                                                                                                at Assumed Annual Rates
                                                                                            of Stock Price Appreciation for
                        Number of                                                                   Option Term (2)
                       Securities     Percent of Total
                       Underlying         Options                                         ----------------------------------
                         Options          Granted          Exercise
                       Granted (1)      to Employees        Price         Expiration
          Name             (#)         in Fiscal Year       ($/sh)           Date            5%($)                10%($)
============================================================================================================================
Leonard H. Lavin               0               0                  -               -                0                     0
----------------------------------------------------------------------------------------------------------------------------
Bernice E. Lavin               0               0                  -               -                0                     0
----------------------------------------------------------------------------------------------------------------------------
Howard B. Bernick        224,000            13.2%          $24.9375        09/30/10       $3,513,005            $8,902,645
----------------------------------------------------------------------------------------------------------------------------
Carol L. Bernick          90,000             5.3%          $24.9375        09/30/10       $1,411,475            $3,576,956
----------------------------------------------------------------------------------------------------------------------------
Michael H. Renzulli       90,000             5.3%          $24.9375        09/30/10       $1,411,475            $3,576,956
============================================================================================================================

(1) Options are granted under the Alberto-Culver Company Employee Stock Option Plan of 1988 (the "ACSOP") which permits the compensation committee to grant non-qualified options to purchase shares of Class A common stock. All options granted have a term of ten years from the date of grant and an exercise price per share equal to the fair market value of a share of Class A common stock on the date of grant. Options become exercisable on a cumulative basis in annual increments of one-fourth of the optioned shares, commencing one year after the date of grant. The compensation committee may accelerate the exercisability of any options subject to such terms and conditions as it deems necessary and appropriate. In the event of a change in control, as defined in the ACSOP and summarized below under "Employment Contracts, Termination of Employment and Change in Control Arrangements," all stock option awards will be immediately vested and all outstanding stock option awards will, depending on the type of consideration given to stockholders in connection with the change in control, either become options to purchase shares of the acquiring corporation or be canceled and option holders will receive a cash payment in lieu of the exercise of such option awards.

(2) The dollar amounts in these columns assume that the market price per share of Class A common stock appreciates in value from the date of grant to the expiration date of the option at the annualized rates indicated. These rates are set by the Securities and Exchange Commission and are not intended to forecast possible future appreciation, if any, of the price of Class A common stock.

            Stock Option Exercises and Fiscal Year-End Option Values

     The table below sets forth certain information with respect to the exercise of options during the fiscal year ended September 30, 2001 by the named executive officers and the fiscal year-end value of unexercised in-the-money options held by such officers.

==========================================================================================================
                          AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                AND FISCAL YEAR-END OPTION VALUES

==========================================================================================================
                                                           Number of Securities
                                                                Underlying                 Value of
                                                                Unexercised              Unexercised
                                                                Options at               In-The-Money
                                                                  Fiscal                  Options at
                                                                 Year-End             Fiscal Year-End (2)
                              Shares           Value               (#)                       ($)
                           Acquired on       Realized          Exercisable/              Exercisable/
           Name            Exercise (#)         ($)           Unexercisable             Unexercisable
==========================================================================================================
Leonard H. Lavin (1)               0               0                     0/0                          0/0
----------------------------------------------------------------------------------------------------------
Bernice E. Lavin (1)               0               0                     0/0                          0/0
----------------------------------------------------------------------------------------------------------
Howard B. Bernick                  0               0         679,100/332,000        $8,099,293/$3,430,812
----------------------------------------------------------------------------------------------------------
Carol L. Bernick                   0               0         263,844/124,500        $3,481,064/$1,270,523
----------------------------------------------------------------------------------------------------------
Michael H. Renzulli           20,000         $391,875        488,300/127,500        $8,277,343/$1,309,976
==========================================================================================================

(1) Mr. and Mrs. Lavin have elected not to receive stock option grants since the inception of the ACSOP and under the stock option plans of the Company that preceded it.

(2) Based on the average of the high and low trading price of Class A common stock ($32.995 per share) on September 28, 2001, the last trading day of the fiscal year.

                           Long-Term Incentive Awards

      The table below sets forth certain information with respect to the grant of performance units under the SVIP during the fiscal year ended September 30, 2001 to the named executive officers.

=========================================================================================================================
                                           LONG-TERM INCENTIVE PLAN --
                                           AWARDS IN LAST FISCAL YEAR

=========================================================================================================================

                                                               Estimated Future Payouts Under Non-Stock Price-Based Plans

                              Number of      Performance or     =========================================================
                          Shares, Units or   Other Period
                            Other Rights         Until
                              (#) (1)        Maturation or      Threshold           Target             Maximum
      Name                                      Payout             ($)                ($)                ($)
=========================================================================================================================
Leonard H. Lavin                600             3 years          $300,000           $600,000          $1,800,000

-------------------------------------------------------------------------------------------------------------------------

Bernice E. Lavin                250             3 years           125,000            250,000             750,000

-------------------------------------------------------------------------------------------------------------------------

Howard B. Bernick               725             3 years           362,500            725,000           2,175,000

-------------------------------------------------------------------------------------------------------------------------

Carol L. Bernick                320             3 years           160,000            320,000             960,000

-------------------------------------------------------------------------------------------------------------------------
Michael H. Renzulli             330             3 years           165,000            330,000             990,000
=========================================================================================================================

(1) Awards under the SVIP are made in the form of performance units, each unit having a payout value of $500 if the threshold performance level is attained, $1,000 if the target performance level is attained and $3,000 if the maximum performance level is attained. Units will have no value if the threshold performance level is not attained. In the event of a change in control, payouts of awards may be reduced (but not below zero) under certain circumstances, so as not to constitute "excess parachute payments" within the meaning of the Internal Revenue Code (the "Code").


     Performance units were granted at the beginning of fiscal year 2001 for the three-year performance period ending September 30, 2003. At the time the performance units were granted, the compensation committee established objectives for such three-year performance period based on the percentile ranking of the total shareholder return of the Class A common stock among the total shareholder returns of the companies comprising the Standard & Poor's 500 Index. Participants may elect to receive all or a portion of their award, less applicable withholding taxes, in Class A common stock. Participants owning shares of Class A and Class B common stock having a dollar value below a level determined by the compensation committee will be required to take at least 50% of their award, less applicable withholding taxes, in Class A common stock. In the event of a change in control, as defined in the SVIP and summarized below under "Employment Contracts, Termination of Employment and Change in Control Arrangements," all or a pro-rata portion of the outstanding performance units, based on the number of fiscal years of each performance period that have elapsed and the percentile ranking of the Company based on the total shareholder return of the Class A common stock as of the date of the change in control compared to the total shareholder return of the companies comprising the index chosen for each such performance period by the compensation committee from among those indexes specified in the SVIP ("Applicable Index") as of the end of the last quarter for which such information is available, will become payable in cash within 30 days following such change in control, subject to any reduction of such payment pursuant to the preceding paragraph. If at least six full calendar months of any fiscal year have elapsed, the entire fiscal year shall be deemed to have elapsed.

     Subject to stockholder approval, effective for grants made on or after July 26, 2001, the SVIP will be amended to (i) decrease the maximum payout from $3,000 per unit to $2,000 per unit, (ii) prohibit any payout if the Company's total shareholder return compared to the total shareholder return of companies comprising the Applicable Index would rank it at less than the 40th percentile (currently payouts are prohibited if the Company's total shareholder return would rank it below the 50th percentile) and (iii) permit the compensation committee to reduce or eliminate any award otherwise payable if the Company's total shareholder return for the applicable performance period is negative. The SVIP and the material amendments are described in greater detail under "Re-Approval of the 1994 Shareholder Value Incentive Plan, As Amended."

     Employment Contracts, Termination of Employment and Change in Control Arrangements

     Beginning in 1996, the board of directors approved severance agreements with the Company's named executive officers which provide payments and benefits if such officer's employment with the Company terminates under the circumstances set forth in the severance agreement within two years after a change in control, as defined in the agreement and summarized below. The severance agreement for each named executive officer provides for a payment in the amount which, when added to any other payments subject to the limitation set forth in Section 280G of the Code, equals 2.99 times such officer's "base amount" as such term is defined in Section 280G(b)(3) of the Code. Such payment shall be in lieu of any other amount of severance relating to salary or bonus continuation to be received by such officer upon termination of employment under any other severance plan or arrangement of the Company. The severance agreements provide for continuation of such officer's health, life, disability and similar insurance benefits for up to a three-year period. These agreements also provide for payment to the named executive officer of accrued salary and vacation pay, and of all amounts which he or she would otherwise be eligible to receive under the Company's incentive plans applicable to the fiscal year in which the termination occurs. The amounts payable to such an officer under each severance agreement may be reduced so as to not exceed the limitation on tax deductibility of such payments set forth in Section 280G of the Code.

     Stock options granted to named executive officers under the ACSOP will be immediately vested upon the occurrence of a change in control, as defined in the ACSOP and summarized below, and all outstanding stock options will, depending on the type of consideration given to stockholders in connection with the change in control, either become options to purchase shares of the acquiring corporation or be canceled and option holders will receive a cash payment in lieu of the exercise of such options. In addition, the payment of awards under the Management Incentive Plan ("MIP") and the SVIP will be accelerated, and all or a pro-rata portion of each such award will become payable as provided in such plans, upon the occurrence of a change in control, as defined in such plans and summarized below. Under certain circumstances, awards paid pursuant to grants made under the SVIP may be reduced. See "Long-Term Incentive Awards" above.

     The definition of a change in control is the same for each of the severance agreements, ACSOP, SVIP, MIP and Director Plan. Generally, a change in control is defined as the occurrence of any of the following: (i) the acquisition by any individual, entity or group of both 20% or more of the combined voting power of the outstanding voting securities of the Company and combined voting power in excess of the combined voting power held by the Exempt Persons, as defined below, (ii) the cessation of the individuals who comprise the Incumbent Board, as defined below, to constitute a majority of the board of directors of the Company, (iii) except as provided in the next sentence, the approval by the stockholders of the Company of any merger, reorganization, consolidation or sale or other disposition (other than a tax-free spin-off of a subsidiary or other business unit of the Company) of all or substantially all of the assets of the Company (collectively, a "Fundamental Change") or (iv) the approval by the stockholders of the Company of the complete liquidation or dissolution of the Company. A Fundamental Change will not be a change in control if (a) immediately after such Fundamental Change more than 60% of the combined voting power of the then outstanding voting securities of the resulting corporation or the Company, as the case may be, is then owned by all or substantially all of the individuals and entities who were the owners of the combined voting power of the outstanding voting securities of the Company immediately prior to such Fundamental Change and (b) a majority of the members of the board of directors of the resulting or acquiring corporation, as the case may be, were members of the Incumbent Board at the time of the execution of the initial agreement or action of the board of directors of the Company providing for such Fundamental Change.

     A change in control will not be deemed to occur through the acquisition of voting securities of the Company if they were acquired (i) by an Exempt Person, an employee benefit plan or trust sponsored or maintained by the Company or any corporation controlled by the Company or (ii) through an exercise, conversion or exchange privilege acquired directly from the Company. In addition, a change in control will not be deemed to occur if such change in control resulted from the Company acquiring its own voting securities. Exempt Persons are defined as: (i) Mr. and Mrs. Lavin, their descendants and spouses of their descendants, and (ii) any estate of any such individuals or any trust or similar arrangement or charitable organization established by or for the benefit of any such individuals. Incumbent Board is defined as those individuals who comprised the board of directors of the Company as of October 24, 1996 and any individual who becomes a director subsequent to such date whose election or nomination was approved by either a majority of the Incumbent Board or at least a majority of the combined voting power held by the Exempt Persons.

Key Executive Deferred Compensation Agreements

     Upon retiring on or after reaching a specified retirement age, each of the named executive officers will be entitled to receive the amount of compensation as set forth in his or her deferred compensation agreement payable in equal monthly installments. Payments range up to a maximum of $400,000 per year and are payable over a maximum of 15 years. If the named executive officer is terminated for any reason prior to his or her specified retirement age, such executive shall not be entitled to receive any payments under his or her deferred compensation agreement. In the event the executive dies (and was not terminated by the Company) prior to reaching his or her retirement age, the individual(s) designated by such executive will be entitled to 50% of the deceased executive's deferred benefit. Executives retiring prior to their specified retirement age may, at the discretion of a committee of the board of directors, receive all or a portion of those benefits they would have been entitled to receive had they retired at their specified retirement age.

     Payments are conditioned upon the named executive officer rendering such reasonable business consulting and advisory services to the Company or any subsidiary as the Chief Executive Officer deems desirable. No executive will be obligated to provide more than eight hours of consulting and advisory services a month without additional compensation. If the executive commits an act of disloyalty, as defined in the deferred compensation agreements, to the Company or any of its subsidiaries, the executive shall have no right to receive any payments under these agreements. The obligations of the Company under these agreements are unfunded and unsecured promises to pay. The Company has voluntarily elected to purchase insurance policies covering the life of each named executive officer. The Company is the sole owner and beneficiary of these policies which have a face value in excess of the present value of all of the amounts payable under all deferred compensation agreements combined.

Executive Deferred Compensation Plan

     Effective January 1, 1999, the board of directors approved the Executive Deferred Compensation Plan for all "highly compensated employees" within the meaning of Section 414(q) of the Code, which includes all of the named executive officers. All eligible employees may elect to defer all or a portion of their salary and commissions ("Compensation"). Compensation may be deferred for any period of time, provided it is no less than three years, and can be paid out to the employee in a lump sum payment or annually over any period not to exceed five years. The compensation committee determines the rate of interest earned on money deferred under the plan, and may change that rate as it deems appropriate. Such rate is currently 7% per annum. Under certain circumstances, employees who are unable to receive the maximum Company matching contribution they would have otherwise received (the "Maximum Match") under the Alberto-Culver or Sally Beauty 401(k) Savings Plans because of limitations under the Code, will be credited in this plan with an amount equal to the difference between the Maximum Match and the amount of the matching contribution such employee actually received in such 401(k) plan. Such contribution will be (i) made by the Company,
(ii) immediately vested and (iii) required to be deferred in this plan until the termination of such employee's employment with the Company.

                          Compensation Committee Report

     The compensation committee is comprised of Robert H. Rock, Chairman, A. Robert Abboud, Sam J. Susser, and Harold M. Visotsky. The compensation committee is responsible for reviewing executive performance and compensation, approving employment agreements with executive officers and administering benefit plans pursuant to which executive officers receive stock options, incentive awards, retirement income and other compensation awards.

     The Company's objectives for its executive compensation program are:

     .  To attract, motivate and retain highly qualified individuals.

     . To link the interests of executive officers closely with those of the Company's stockholders.

     . To increase the personal stake of the executive officers in the continued success and growth of the Company by linking a significant portion of executive officers' compensation to the performance of the Company.

     In order to achieve these objectives, executive compensation for the last fiscal year was comprised principally of three components: base salary, annual bonus and long-term incentive compensation.

Base Salary

     Base salaries of executive officers are reviewed annually by the compensation committee and may be adjusted appropriately effective the beginning of each calendar year. The factors used in determining an executive officer's base salary are the duties and level of responsibility of the executive officer, the past performance of the executive officer, the performance of the executive officer's principal business unit, if any, the performance of the Company and the recommendations of management. The compensation committee exercises its judgment in making a determination of the impact which each of these factors has on setting the executive officers' salaries.

Annual Bonus

     Annual bonuses are awarded pursuant to the MIP. The primary objective of the MIP is to strongly link incentive awards to measurable performance and provide higher rewards for exceptional performance.

     An executive officer's bonus award opportunity is allocated among one or more of the following criteria: (i) sales of the Company, a subsidiary or a division; (ii) pre-tax earnings of the Company, a subsidiary or a division;
(iii) except for the named executive officers, any other measurements the compensation committee may determine; and (iv) except for the named executive officers, individual business objectives. The compensation committee may modify the above criteria during the plan year as deemed appropriate; but may not modify these criteria for the named executive officers so as to increase the award payable to such persons.

     Actual awards can range from 0% to 200% of an executive officer's base salary depending on the level of performance achieved. The compensation committee may increase or decrease an individual award to a participant, other than the named executive officers, by up to 25% of such participant's base salary based upon such factors and circumstances as the compensation committee deems appropriate. The named executive officers' fiscal year 2001 annual incentive awards under the MIP were formula based and reflected the tenth consecutive year of record sales and record pre-tax earnings performance for the Company.

Long-Term Incentive Compensation

     The Company's long-term incentive compensation program consists of grants of stock options and performance units.

     Stock options were granted to executive officers under the ACSOP. Non-qualified stock options were granted for a term of ten years with an option exercise price equal to the fair market value of a share of the Class A common stock on the date of grant. Stock options become exercisable in four equal annual increments commencing one year after the date of grant.

     Executive officers were also granted performance units pursuant to the SVIP. Each performance unit has a payout value of $500 if the threshold performance level is attained, $1,000 if the target performance level is attained and $3,000 if the maximum performance level is attained. The threshold, target and maximum performance levels are attained when the total shareholder return on Class A shares meets or exceeds the total shareholder return of 50%, 60% and 90% of the companies in the Standard & Poor's 500 Index, respectively, over a three-year performance period. Under certain circumstances, such awards will be paid in Class A common stock. See "Long-Term Incentive Awards" above. Units will have no value if the threshold performance level is not attained for a given performance period.

     At the time performance units were granted, the compensation committee, based on the recommendations of management and in consultation with the Company's outside compensation consultants, established objectives for the three-year performance period, October 1, 2000 through September 30, 2003, based on the percentile ranking of the Class A common stock measured by total shareholder return among companies comprising the Standard & Poor's 500 Index. For the three-year performance period ended September 30, 2001, the total shareholder return on the Company's Class A common stock was 62.75%, placing it in the 88.6th percentile of the Standard & Poor's 500 Index with a corresponding payout per unit of $2,902.

     Subject to shareholder re-approval, for grants made on or after July 26, 2001, the SVIP will be amended to (i) decrease the maximum payout from $3,000 per unit to $2,000 per unit, (ii) prohibit any payout if the Company's total shareholder return compared to the total shareholder return of companies comprising the Applicable Index would rank it at less than the 40th percentile (currently payouts are prohibited if the Company's total shareholder return would rank it below the 50th percentile) and (iii) permit the compensation committee to reduce or eliminate any award otherwise payable if the Company's total shareholder return for the applicable performance period is negative. The SVIP and the material amendments are described in greater detail under "Re-Approval of the 1994 Shareholder Value Incentive Plan, As Amended" below.

     Decisions with respect to grants of stock options and performance units to executive officers were made based on formulas proposed by the Company's outside compensation consultants. Under these formulas, executive officers received grants of stock options and performance units having a value equal to a percentage of his or her base salary. The number of stock options and performance units granted were then adjusted for certain executive officers based on the same factors used for determining base salary.

     In fiscal year 1997, the compensation committee established stock ownership guidelines for all SVIP participants. Under these guidelines, the Chairman and the Chief Executive Officer are required to have at least five times, and senior officers, including the other named executive officers, are required to have at least three times, the amount of their annual base salary invested in common stock of the Company. Participants have until the year 2002 or within five years of first becoming a participant in the SVIP, whichever is later, to achieve these stock ownership guidelines. In addition, in fiscal year 1997 the compensation committee established stock ownership guidelines for outside directors. Under these guidelines, outside directors are required to have at least $100,000 invested in the common stock of the Company by the year 2002 or within five years of their initial election to the board of directors, whichever is later.

Chief Executive Officer Compensation

     Howard B. Bernick's fiscal year 2001 total compensation was established considering competitive market comparisons, Company performance, which included records in each of sales, pre-tax earnings, net earnings and earnings per share for the tenth consecutive year, and the executive compensation philosophy established by the compensation committee. This philosophy targets total compensation at competitive levels and provides significant performance-based variable compensation opportunities.

     Mr. Bernick's fiscal year 2001 annual incentive award under the MIP was formula based and reflected record sales and record pre-tax earnings performance.

     The number of stock options and performance units granted to Mr. Bernick was based on formulas proposed by the Company's outside compensation consultants and reviewed and approved by the compensation committee. Under these formulas, Mr. Bernick's grants were equal to a percentage of his base salary.

Deductibility of Compensation

     As part of the Omnibus Budget Reconciliation Act passed by Congress in 1993, the Code was amended to add Section 162(m) which limits the deductibility for federal income tax purposes of compensation paid to the Chief Executive Officer and the four other most highly compensated officers of the Company. Under Section 162(m), compensation paid to each of these officers in excess of $1.0 million per year is deductible by the Company only if it is "performance-based."

     It is the Company's policy to take into account the deductibility for federal income tax purposes of the compensation paid to its executive officers. The Company believes that all bonuses and awards paid to executive officers under the MIP and SVIP, respectively, will be tax deductible and that any compensation generated upon the exercise of non-qualified stock options granted under the ACSOP will be tax deductible by the Company.

                                Compensation Committee Members

                                Robert H. Rock, Chairman

                                A. Robert Abboud

                                Sam J. Susser

                                Harold M. Visotsky

                             Audit Committee Report

       The primary purpose of the audit committee is to assist the board of directors in fulfilling its oversight responsibilities relating to accounting, reporting practices and the quality and integrity of the financial reports and other publicly disseminated financial information of the Company. In this context, the audit committee has met with management (including the Chief Executive Officer, Chief Financial Officer and Vice President of Corporate Audit) and KPMG LLP, the Company's independent public accountants ("Independent Auditors").

       The audit committee held meetings with the Company's internal auditors and Independent Auditors, both in the presence of management and privately, to discuss the overall scope and plans for their respective audits, the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reports.

       The audit committee has reviewed and discussed the audited consolidated financial statements with management and the Independent Auditors. The audit committee also discussed with the Independent Auditors the matters required by Statement on Auditing Standards No. 61 ("Communication With Audit Committees").

       With respect to independence, the audit committee has received the written disclosures and the letter from the Independent Auditors required by the Independence Standards Board Standard No. 1 ("Independence Discussions With Audit Committees") and has discussed with the Independent Auditors their independence.

       Based upon the reviews and discussions referred to above, the audit committee recommended to the board of directors, and the board has approved, (i) the selection of the Independent Auditors for the 2002 fiscal year and (ii) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended September 30, 2001 for filing with the Securities and Exchange Commission.

                                Audit Committee Members

                                A. Robert Abboud, Chairman

                                A.G. Atwater, Jr.

                                Sam J. Susser

                                Allan B. Muchin

                             Audit and Related Fees

Audit Fees

       The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended September 30, 2001 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $945,000.

Financial Information Systems Design and Implementation Fees

       KPMG LLP did not render professional services relating to financial information systems design and implementation for the fiscal year ended September 30, 2001.

All Other Fees

       The aggregate fees billed by KPMG LLP for services rendered to the Company, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees" for the fiscal year ended September 30, 2001, were $965,000.

       The Company's Audit Committee considered whether the non-audit services rendered by KPMG LLP to the Company was compatible with maintaining KPMG LLP's independence.

                                Performance Graph

       The following graph compares the cumulative total shareholder return on the Company's Class A common stock and Class B common stock, the Standard & Poor's 500 Index, and a selected peer group of companies for the last five fiscal years. During 2001, the Company changed its peer group by removing one company and adding 11 companies. The Company changed the peer group to make it more representative of the Company's operations.

       The new peer group consists of four companies from the old peer group, Church & Dwight Co., Inc., Claire's Stores, Inc., McCormick & Company, Incorporated, and Regis Corporation, as well as the following new companies:
Avon Products, Inc., The Clorox Company, The Dial Corp., Dollar General Corporation, Family Dollar Stores, Inc., The Estee Lauder Companies Inc., Linens `N Things, Inc., Michaels Stores, Inc., Payless Shoesource, Inc., Playtex Products, Inc. and Revlon, Inc. The old per group consists of Applica, Incorporated, Carter-Wallace, Inc., Chattem, Inc., Church & Dwight Co., Inc., Claire's Stores, Inc., Del Laboratories, Inc., E Com Ventures, Inc., Helen of Troy Limited, McCormick & Company, Incorporated, Radio Shack Corporation and Regis Corporation. Block Drug Company, Inc. dropped out of the old peer group during the year as a result of an acquisition.

       For the purpose of calculating the peer group average, the cumulative total shareholder returns of each company have been weighted according to its stock market capitalization at the beginning of the fiscal year. The graph assumes $100 was invested on September 30, 1996 and that all dividends were reinvested.

                        [Performance Graph Appears Here]

                             1997       1998       1999        2000        2001
                             ----       ----       ----        ----        ----
Alberto-Culver Class A       $142        119        110         143         190
Alberto-Culver Class B        141        109        109         138         187
S & P 500 Index               140        153        196         222         163
Peer Group - New              139        147        172         169         174
Peer Group - Old              138        168        250         280         186

                             Principal Stockholders

     The table below contains information as of November 16, 2001, unless otherwise specified in the footnotes, concerning stock ownership by each person known to beneficially own 5% or more of either class of the Company's outstanding shares of common stock, based upon information supplied to the Company by such persons.

Name and Address                                           Amount and Nature of
of Beneficial Owner                      Title of Class    Beneficial Ownership (1)(2)    Percent of Class
-------------------                      --------------    ---------------------------    ----------------
Leonard H. Lavin                            Class A               427,082     (3)               1.72%
2525 Armitage Avenue                        Class B             4,755,304     (3)              14.62%
Melrose Park, IL 60160

Bernice E. Lavin                            Class A               407,912     (4)               1.64%
2525 Armitage Avenue                        Class B             4,104,714     (4)              12.62%
Melrose Park, IL 60160

Carol L. Bernick                            Class A               519,368     (5)               2.07%
2525 Armitage Avenue                        Class B             4,546,754     (5)              13.98%
Melrose Park, IL 60160

William W. Wirtz                            Class A               597,000     (6)               2.40%
680 North Lake Shore Drive                  Class B             1,754,000     (6)               5.39%
Chicago, IL 60611

Barclays Global Investors                   Class B             1,496,272     (7)               4.60%
46 Fremont Street, 17th Floor
San Francisco, CA 94105

FMR Corp.                                   Class A             4,663,390     (8)              18.77%
82 Devonshire Street                        Class B             2,468,890     (8)               7.59%
Boston, MA 02109

Franklin Resources, Inc.                    Class A             1,354,350     (9)               5.45%
777 Mariners Island Blvd.
San Mateo, CA 94403

Neuberger Berman, LLC                       Class A             1,876,600    (10)               7.55%
605 Third Avenue
New York, NY 10158

State Street Global Advisors                Class B             1,360,143    (11)               4.18%
One International Place
Boston, MA 02120

(1) All, but not less than all, of the Class A shares may at any time be converted into Class B shares on a share-for-share basis at the option of the Company. The Class B shares are convertible into Class A shares on a share-for-share basis at the option of the holder.


(2) Such ownership is direct, with sole voting and investment power, except as indicated in subsequent footnotes. Unless otherwise specifically provided, each individual disclaims beneficial ownership of any shares indicated as owned indirectly (i.e., as trustee or co-trustee of a trust or as an officer of a foundation).

(3) Includes 421,378 Class A shares and 520,000 Class B shares owned by the Lavin Family Foundation of which Mr. Lavin is a director and the President and shares voting and investment power with Mrs. Lavin and Mrs. Bernick; 823,529 Class B shares and 5,704 Class A shares held as co-trustee of a trust with Mrs. Lavin and Mrs. Bernick for the benefit of Mr. Lavin, for which Mr. Lavin shares voting and investment power with Mrs. Lavin and Mrs. Bernick; and 3,410,853 Class B shares held as co-trustee of a trust with Mrs. Lavin for the benefit of Mr. Lavin, for which Mr. Lavin shares voting and investment power with Mrs. Lavin. Does not include 64 Class A shares and 823,549 Class B shares held as co-trustee of a trust with Mrs. Lavin and Mrs. Bernick for the benefit of Mrs. Lavin and 2,586,335 Class B shares held as co-trustee of a trust with Mrs. Lavin for the benefit of Mrs. Lavin. In addition, does not include shares reported as owned by Mrs. Lavin, Mr. Bernick or Mrs. Bernick.

(4) Includes 307,648 Class A shares and 393,936 Class B shares held as trustee of trusts for the benefit of Mr. and Mrs. Lavin's children and grandchildren; 100,200 Class A shares and 300,600 Class B shares held as co-trustee with Mrs. Bernick of a trust for the benefit of Mrs. Bernick, for which Mrs. Lavin shares voting and investment power with Mrs. Bernick; 2,586,335 Class B shares held as co-trustee of a trust with Mr. Lavin for the benefit of Mrs. Lavin, for which Mrs. Lavin shares voting and investment power with Mr. Lavin; and 823,549 Class B shares and 64 Class A shares held as co-trustee of a trust with Mr. Lavin and Mrs. Bernick for the benefit of Mrs. Lavin, for which Mrs. Lavin shares voting and investment power with Mr. Lavin and Mrs. Bernick. Does not include 5,704 Class A shares and 823,529 Class B shares held as co-trustee of a trust with Mr. Lavin and Mrs. Bernick for the benefit of Mr. Lavin; 3,410,853 Class B shares held as co-trustee of a trust with Mr. Lavin for the benefit of Mr. Lavin; and 421,378 Class A shares and 520,000 Class B shares owned by the Lavin Family Foundation of which Mrs. Lavin is a director and an officer. In addition, does not include shares reported as owned by Mr. Lavin, Mr. Bernick or Mrs. Bernick.

(5) Includes 263,844 Class A shares subject to employee stock options exercisable currently or within 60 days. Also includes 1,928,817 Class B shares held as trustee of a trust for the benefit of Mrs. Bernick's sister; 222,527 Class B shares held as trustee of a trust for the benefit of Mrs. Bernick's nephew; 80,088 Class A shares and 87,528 Class B shares held as trustee of trusts for the benefit of certain of Mr. and Mrs. Bernick's family members; 1,942,404 Class B shares and 175,000 Class A shares held as trustee or co-trustee of trusts for the benefit of Mrs. Bernick; 100,000 Class B shares held as trustee of an insurance trust for the benefit of Mr. and Mrs. Lavin's children and grandchildren; and 8,330 Class B shares held as a participant in the Profit Sharing Plan. Does not include 35,000 Class A shares and 71,400 Class B shares held by the Bernick Family Foundation of which Mrs. Bernick is a director and the President; 100,200 Class A shares and 300,600 Class B shares held as co-trustee with Mrs. Lavin of a trust for the benefit of Mrs. Bernick; 64 Class A shares and 823,549 Class B shares held as co-trustee of a trust with Mr. and Mrs. Lavin for the benefit of Mrs. Lavin; 5,704 Class A shares and 823,529 Class B shares held as co-trustee of a trust with Mr. and Mrs. Lavin for the benefit of Mr. Lavin; and 421,378 Class A shares and 520,000 Class B shares owned by the Lavin Family Foundation of which Mrs. Bernick is a director and an officer. In addition, does not include shares reported as owned by Mr. Bernick, Mr. Lavin or Mrs. Lavin.

(6) Includes 15,000 Class A shares subject to stock options exercisable currently or within 60 days. Also includes 582,000 Class A shares and 1,746,000 Class B shares owned by Wirtz Corporation, of which Mr. Wirtz is President and a director; and 8,000 Class B shares owned by William Wirtz Pension Trust, of which Mr. Wirtz is a trustee.

(7) This information is based on information provided to the Company by Barclays Global Investors ("Barclays") on November 12, 2001 and reflects Barclays' holdings as of October 31, 2001. Assuming that Barclays converted all of its Class B shares into Class A shares, Barclays would beneficially own 5.68% of the Class A shares outstanding.

(8) The beneficial ownership of the Company's shares arises in the context of passive investment activities only by various investment accounts managed by various Fidelity companies on a discretionary basis (the "Fidelity Accounts"). The Fidelity Accounts are institutional investors engaged in the investment business. This information is based on information provided to the Company by FMR Corp. on November 7, 2001 and reflects FMR Corp.'s holdings as of November 6, 2001.

(9) This information is based on information provided to the Company by Franklin Resources, Inc. ("Franklin") on November 19, 2001 and reflects Franklin's holdings as of September 30, 2001.


(10) Neuberger Berman, LLC ("NB") is a registered investment advisor. In its capacity as investment advisor, NB may have discretionary authority to dispose of or to vote shares that are under its management. As a result, NB may be deemed to have beneficial ownership of such shares. NB does not, however, have any economic interest in the shares. NB's clients are the actual owners of the shares and have the sole right to receive and the power to direct the receipt of dividends from or proceeds from the sale of such shares. As of October 5, 2001, of the shares as set forth in the table, NB had shared dispositive power with respect to 1,876,600 Class A shares, sole voting power with respect to 614,000 Class A shares and shared voting power with respect to 1,261,900 Class A shares. With regard to the shared voting power, Neuberger Berman Management, Inc. and Neuberger Berman Funds are deemed to be beneficial owners for purposes of Rule 13(d) since they have shared power to make decisions whether to retain or dispose of the securities. NB is the sub-advisor to the above referenced Funds. It should be further noted that the above mentioned shares are also included with the shared power to dispose calculation. This information is based on the information provided to the Company by NB on October 19, 2001 and reflects NB's holdings as of October 5, 2001.

(11) Includes 25,903 Class B shares for which State Street Global Advisors ("State Street") shares voting and dispositive power and 96,999 Class B shares for which State Street has no voting power. This information is based on information provided to the Company by State Street on November 13, 2001 and reflects State Steet's holdings as of September 30, 2001. Assuming that State Street converted all of its Class B shares into Class A shares, State Street would beneficially own 5.19% of the Class A shares outstanding.

                         Certain Business Relationships

       During the last fiscal year, the Company retained the law firm of Katten Muchin Zavis, of which Allan B. Muchin is a senior partner. The Company has retained the firm to perform legal services during the current fiscal year.

Re-Approval of the 1994 Stock Option Plan For Non-Employee Directors, As Amended

       The 1994 Stock Option Plan For Non-Employee Directors, as Amended (the "Director Plan"), is being presented to stockholders for their re-approval. The stockholders initially approved the Director Plan on January 26, 1995 and re-approved the Director Plan on January 22, 1998. The material amendments proposed for the Director Plan are to (i) provide for the automatic grant to each non-employee director of an option to purchase 2,500 shares of Class A common stock as of the date of each regularly scheduled annual meeting of the stockholders of the Company, commencing at the annual meeting scheduled on January 24, 2002, (ii) eliminate the October 27, 2004 plan termination date and
(iii) permit the delivery of previously-owned shares of Class B common stock in payment of the exercise price.

       The Director Plan permits the granting of non-qualified options to purchase shares of Class A common stock to eligible directors who are not officers or employees of the Company or any of its subsidiaries. As of November 30, 2001, there were 86,250 Class A shares available to be granted and 76,471 Class A shares subject to options currently outstanding under the Director Plan. Shares subject to options may be made available from unissued or treasury shares. Shares subject to options which terminate, are surrendered or expire unexercised, in whole or in part, may be subsequently used to grant additional options under the Director Plan.

       The Director Plan currently provides that an option to purchase 7,500 shares of Class A common stock will automatically be granted by the board of directors, without further action, to each eligible director of the Company upon his or her initial election or appointment as a director of the Company ("Initial Grant"), and has been amended to provide that an option to purchase 2,500 shares of Class A common stock will be granted by the board of directors, without further action, to each eligible director of the Company as of the date of each regularly scheduled annual meeting of the stockholders of the Company ("Subsequent Grants"), starting at the annual meeting scheduled on January 24, 2002. Currently, seven directors participate in the Director Plan. No director who has received an Initial Grant shall be entitled to receive a Subsequent Grant during the same fiscal year of the Company.

       The exercise price of options granted under the Director Plan will be the fair market value of the Class A common stock on the date of grant. Each option and the number and kind of shares subject to future options may be adjusted, as may be determined to be equitable in the sole and absolute discretion of the board of directors, in the event there is any change in the outstanding Class A common stock, or any event that could cause a change in the outstanding Class A common stock, including, without limitation, by reason of a stock dividend, recapitalization, reclassification, issuance of Class A common stock, issuance of rights to purchase Class A common stock, issuance of securities convertible into or exchangeable for Class A common stock, merger, consolidation, stock split, reverse stock split, spin-off, combination, exchange or conversion of shares, or any other similar type of event.

     On November 30, 2001, the closing price of the Class A common stock, as reported on the composite tape of the New York Stock Exchange, was $37.32 per share.

     Each option granted under the Director Plan will be for a ten-year term and will become exercisable with respect to 25% of the total number of shares one year after the date of grant and with respect to an additional 25% at the end of each of the three years thereafter.

     All outstanding stock option awards will be immediately vested upon the occurrence of a change in control, as defined in the Director Plan and summarized above under "Employment Contracts, Termination of Employment and Change in Control Arrangements," and all outstanding stock option awards will, depending on the type of consideration given to stockholders in connection with the change in control, either become options to purchase shares of the acquiring corporation or be canceled and option holders will receive a cash payment in lieu of the exercise of such option awards.

     Options are not transferable other than by will or the laws of descent and distribution and an option may be exercised during the director's lifetime only by the director. If the director dies without having fully exercised his or her option, the executor or administrator or his or her estate or his or her legatees or distributees may exercise the option during a one-year period following the director's death (or at the expiration of the term of such option if sooner) but only to the extent the director could have exercised the option at the date of his or her death. If a director resigns from the board of directors due to disability or retirement, the director's option shall terminate three months after his or her resignation (or at the expiration of the term of such option if sooner) and may be exercised only to the extent the director could have exercised the option at the date of his or her resignation. If a director resigns from the board of directors for any reason other than disability or retirement, the director's option shall terminate upon said resignation.

     Options may be exercised by giving written notice to the Secretary of the Company, specifying the number of shares to be purchased, accompanied by the full purchase price for such number of shares, in cash, by check, in shares of Class A common stock, in shares of Class B common stock, or a combination thereof. Any Class A and/or Class B common stock delivered in payment of the exercise price will be valued at its fair market value on the date of exercise.

     The Company understands that under existing federal income tax law, there will be no federal income tax consequences to either the director or the Company on the grant of the option. Upon the exercise of an option, the director will have taxable ordinary income equal to the difference between the option price and the fair market value of the shares received on the exercise. The Company will be entitled to a tax deduction in an amount equal to such difference, provided the Company complies with applicable tax reporting rules. The director will have a tax basis in the shares acquired equal to the fair market value of the shares on the exercise date. Any additional gain or loss realized on the sale or exchange of shares received upon exercise will be long-term or short-term capital gain or loss, depending on how long the director held the shares after the date of exercise.

     Directors may deliver previously-owned shares of Class A common stock, Class B common stock or a combination thereof in payment of the option price. In such case, the Company understands that (i) with respect to the shares exchanged to pay the option price, no gain or loss will be recognized by the director at the time of exercise, and the basis and holding period of a portion of the shares received in the exchange (to the extent such shares are equal to the fair market value of the shares surrendered to pay the option price) will be the same as the basis and the holding period of the surrendered shares, and (ii) with respect to the additional shares received upon exercise (such additional shares being the shares received in excess of the fair market value of the surrendered shares), the director will be required to recognize as ordinary income in the year of exercise an amount equal to the fair market value of the additional shares received on the date of exercise less any cash paid upon exercise. The tax basis of additional shares received will be equal to their fair market value on the date of exercise.

     The Director Plan may be amended or discontinued by the board of directors at any time, provided, however, that no such amendment or discontinuance shall
(i) adversely affect or impair any option previously granted without the consent of the director or (ii) except as otherwise provided in the plan, without stockholder approval increase the total number of shares for which options may be granted to eligible directors pursuant to the Director Plan or change the purchase price.

     Assuming that the Director Plan is re-approved, the non-employee directors as a group will receive options to purchase 17,500 Class A shares as of January 24, 2002.

     The board of directors recommends that the stockholders vote FOR the re-approval of the Alberto-Culver Company 1994 Stock Option Plan For Non-Employee Directors, As Amended.

      Re-Approval of the 1994 Shareholder Value Incentive Plan, As Amended

     The 1994 Shareholder Value Incentive Plan, as Amended (the "SVIP"), is being presented to shareholders for their re-approval. The SVIP was originally approved by the shareholders on January 26, 1995 and re-approved on January 27, 2000. The material amendments proposed for the SVIP are to (i) decrease the maximum payout from $3,000 per unit to $2,000 per unit, (ii) prohibit any payout if the Company's total shareholder return ("TSR"), as defined below, compared to the TSR of companies comprising the Applicable Index, as defined below, would rank it at less than the 40th percentile (currently payouts are prohibited if the Company's TSR would rank it below the 50th percentile) and (iii) permit the compensation committee to reduce or eliminate any award otherwise payable if the Company's TSR for the applicable performance period is negative.

     The SVIP is intended to provide key salaried employees of the Company and its subsidiaries who have substantial responsibility for the Company's management and growth with additional incentives through the grant of awards based upon the Company's TSR, thereby (i) more closely linking the interests of such employees with stockholders, (ii) increasing the personal stake of such employees in the continued success and growth of the Company, and (iii) encouraging them to remain in the employ of the Company. Approximately 80 employees currently participate in the SVIP. Below is a summary of the material terms of the SVIP.

     The SVIP is administered by the compensation committee of the board of directors. Under the SVIP, eligible employees selected by the compensation committee will receive performance units having a target value at the time of grant of $1,000 per unit. At the time performance units are granted, the compensation committee will establish objectives for the next three consecutive fiscal years based on the percentile ranking of the performance of the Class A common stock among the performance of the companies comprising the (i) Standard & Poor's 500 Index, (ii) Standard & Poor's MidCap 400 Index, (iii) Standard & Poor's SmallCap 600 Index, (iv) Standard & Poor's SuperComposite 1500 Index, (v) Russell 3000 Index, or (vi) Russell 2000 Index. The index chosen by the compensation committee for a particular performance period shall be referred to as the "Applicable Index." The Class A common stock is not included in any of these indexes. For the performance period ended September 30, 2004, the Applicable Index is the Standard & Poor's 500 Index.

     Performance of the Company and the Applicable Index companies will be measured by the TSR. TSR is defined as the percentage by which the ending per share price of common stock (determined by using the average closing price for the ten trading days prior to and including the last day of the applicable performance period), as adjusted for any stock split or other recapitalization, plus reinvested dividends, exceeds the beginning per share price of the common stock (determined by the average closing price for the ten days prior to and including the first day of the applicable performance period). For purposes of the Company's performance, TSR is computed using the Class A common stock. A performance period is any three consecutive fiscal years of the Company, unless accelerated pursuant to a change in control as described below.

     Prior to or within 90 days following the beginning of a performance period, the compensation committee will establish a matrix to determine the amount of the awards payable upon the attainment of the objectives. As the Company's percentile ranking among the Applicable Index companies improves, the commensurate amount of the award will increase to a maximum of $2,000 (200% of the target award) per unit. No award will be payable if the Company's TSR compared to the TSR of the companies comprising the Applicable Index would rank it at less than the 40/th/ percentile. The Compensation Committee may reduce or eliminate an award if the Company's TSR for a performance period is negative.

     At the end of the performance period, the compensation committee will certify the Company's TSR percentile ranking among the companies comprising the Applicable Index and to what extent the objectives established by the compensation committee for the performance period have been attained. The maximum award payable to a single SVIP participant in cash or in Class A common stock for any performance period may not exceed the lesser of 200% of the target award or $4.0 million. Awards will be distributed on or before the 15/th/ day of the third month following the end of the applicable performance period.

     Participants may elect to receive all or a portion of their award in Class A common stock. Participants owning shares of Class A and Class B common stock having a dollar value below a level determined by the compensation committee will be required to take at least 50% of their awards, less applicable withholding taxes, in Class A common stock.

     If a participant's employment is terminated prior to the end of a performance period for any reason other than death, retirement, disability, or a change in control as defined in the SVIP and summarized above under "Employment Contracts, Termination of Employment and Change in Control Arrangements," any performance units held by the participant shall be immediately cancelled. If a participant's employment terminates due to death, disability or retirement, the participant, or in the case of death, his or her estate or named beneficiary, will receive a prorated cash award based on the number of full calendar months the participant was employed during the performance period.

     In the event of a change in control of the Company, all or a pro-rata portion of the outstanding performance units, based on the number of fiscal years of each performance period that have elapsed and the TSR for the Company as of the date of the change in control compared to the TSR for the Applicable Index companies as of the end of the last quarter for which such information is available, will become payable in cash within 30 days following such change in control. If at least six full calendar months of any fiscal year have elapsed, the entire fiscal year shall be deemed to have elapsed.

     In event of a change in control of the Company, awards may be reduced (but not below zero) so that the present value, as determined in accordance with
Section 280G(d)(4) of the Internal Revenue Code (the "Code"), of such payments plus any other payments relating to a participant under Section 280G(b)(2)(A)(ii) of the Code shall not, in the aggregate, exceed 2.99 times such participant's "base amount" as defined in Section 280G(b)(3) of the Code. No such reduction, however, shall be applied to any payments which do not constitute "excess parachute payments" within the meaning of the Code.

     A participant's rights in, and performance units granted under, the SVIP may not be assigned or transferred except by will or the laws of descent and distribution. A participant's benefits under the SVIP are reflected on the Company's books as general, unsecured and unfunded obligations of the Company, and the SVIP does not give any person any right or security interest in any asset of the Company, nor does it imply a trust or segregation of assets by the Company. The compensation committee or the board of directors may terminate or amend the SVIP at any time, provided no such amendment may adversely affect or impair previously granted performance units and the termination of the SVIP shall have no impact on previously granted performance units.

     The board of directors recommends that the stockholders vote FOR the re-approval of the Alberto-Culver Company 1994 Shareholder Value Incentive Plan, as Amended.

             Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission, the New York Stock Exchange and the Company. Based solely on its review of such reports received by it, the Company believes that during fiscal year 2001 its executive officers, directors and greater than 10% beneficial owners complied with all such filing requirements.

                         Independent Public Accountants

       The board of directors of the Company has selected KPMG LLP as independent public accountants for the Company for the fiscal year ending September 30, 2002. KPMG LLP has served the Company in the capacity of independent public accountants since 1955. Representatives of that firm are expected to be present at the annual meeting of stockholders, with an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions presented at the meeting by stockholders.

                                 Other Business

       Management knows of no other matters which will be brought before the meeting. However, if other matters are properly brought before the meeting, the persons named in the enclosed proxy will vote in accordance with their judgment on such matters. For business to be properly brought before the meeting by a stockholder, other than stockholder proposals covered by the following paragraph, notice in proper written form must be given to the Secretary not more than 120 days and not less than 90 days in advance of the anniversary date of the immediately preceding annual meeting and otherwise be in compliance with the Company's Bylaws.

                              Stockholder Proposals

       Any stockholder proposals intended to be included in the Company's 2002 proxy materials must be received by August 16, 2002 and must otherwise comply with the requirements of Rule 14a-8 of the Securities and Exchange Commission.

                      Cost and Method of Proxy Solicitation

       The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, brokerage houses, nominees and other custodians and fiduciaries will be requested to send the proxy materials to their principals and the Company will reimburse them for their reasonable expenses.

                                        By Order of the Board of Directors

                                                 /s/ Bernice E. Lavin
                                                 BERNICE E. LAVIN
                                                     Secretary

December 14, 2001


Dear Retirement Benefit Plan Participant:

The Annual Meeting of Stockholders of Alberto-Culver Company (the "Company") will be held on January 24, 2002. The record date for determining stockholders entitled to vote at the meeting was November 30, 2001. Through your participation in the Alberto-Culver Company Employees' Profit Sharing Plan, the Alberto-Culver 401(k) Savings Plan and/or the Sally Beauty 401(k) Savings Plan (collectively, the "Plans"), you are the beneficial owner of the Company's Class B Common Stock and may instruct CIGNA Bank & Trust Company, the trustee of each of the Plans, how to vote your shares.

The number of Class B shares in your retirement benefit plan(s) appears at the top of the enclosed proxy card and is identified by a suffix beginning with the following letters: "PS" (Alberto-Culver Company Employees' Profit Sharing Plan), "SB" (Sally Beauty 401(k) Savings Plan) or "AC" (Alberto-Culver 401(k) Savings
Plan). If you are the registered shareholder of either Class A or Class B Common Stock outside of the Plans, these shares will be identified on your proxy card by a suffix: "CLA" (Class A Common Stock) and "CLB" (Class B Common Stock).

Please read the enclosed Notice of Meeting and Proxy Statement carefully. Please mark your choices, sign the enclosed proxy card and return the card in the enclosed postage-paid envelope to the Company's transfer agent, EquiServe, Proxy Department P.O. Box 9381, Boston, MA 02205-9381 so that the card is received before January 21, 2002.

The trustee of the Plans will have the voting instructions of each participant in the Plans tabulated and will vote the shares of the participants by submitting a final proxy card for inclusion in the tally at the Annual Meeting.

Sincerely,


/s/ Kent E. Madlinger
Kent E. Madlinger
Sr. Manager, Compensation and Benefits

                             ALBERTO-CULVER COMPANY

                             1994 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

                      (as amended through January 24, 2002)

                              _____________________

     1. Purpose. The principal purpose of the 1994 Stock Option Plan for Non-Employee Directors (the "Director Plan") is to benefit Alberto-Culver Company (the "Company") and its subsidiaries by offering its non-employee directors an opportunity to become holders of the Company's Class A common stock, par value $.22 per share, in order to enable them to represent the viewpoint of other stockholders of the Company more effectively and to encourage them to continue serving as directors of the Company.

     2. Administration. The Director Plan shall be administered by the Board of Directors, whose interpretation of the terms and provisions of the Director Plan shall be final, conclusive and binding. No member of the Board of Directors shall be liable for any action or determination made in good faith with respect to the Director Plan or any option thereunder.

     3. Eligibility. Options shall be granted under this Director Plan only to members of the Board of Directors who are not officers or employees of the Company or any of its subsidiaries.

     4.   Granting of Options.

          (a) An option to purchase 7,500 shares of Class A common stock from the Company shall be automatically granted by the Board of Directors, without further action required, to each director of the Company upon his or her initial election or appointment as a director of the Company and to each person who is an incumbent director on October 27, 1994 ("Initial Grant"); provided such director is eligible at that time under the terms of paragraph 3 of this Director Plan. No person may be granted more than one option pursuant to this paragraph 4(a) of this Director Plan.

          (b) An option to purchase 2,500 shares of Class A common stock from the Company shall be automatically granted by the Board of Directors, without further action required, at every Annual Meeting of the Stockholders of the Company commencing on the Annual Meeting of the Stockholders of the Company scheduled to occur in January, 2002, to each director of the Company ("Subsequent Grant"); provided such director is eligible at that time under the terms of paragraph 3 of this Director Plan. No director who has received an Initial Grant shall be entitled to receive a Subsequent Grant during the same fiscal year of the Company.

          (c) An aggregate of 210,000 shares shall be available under this Director Plan. Such number of shares, and the number of shares subject to options outstanding under this Director Plan, shall be subject in all cases to adjustment as provided in paragraph 10. Shares subject to options may be made available from unissued or treasury shares of stock. If any option granted under the Director Plan shall terminate or be surrendered or expire unexercised, in whole or in part, the shares so released from such option may be made the subject of additional options granted under the Director Plan.

          (d) Nothing contained in this Director Plan or in any option granted pursuant hereto shall confer upon any optionee any right to continue serving as a director of the Company or interfere in any way with any right of the Board of Directors or stockholders of the Company to remove such director pursuant to the certificate of incorporation or by-laws of the Company or applicable law.

     5. Option Price. Subject to adjustment under paragraph 10, the option price shall be the Fair Market Value (as defined below) of the Company's Class A common stock on the date the option is granted. For purposes of the Director Plan, "Fair Market Value" shall mean the average of the high and low transaction prices of a share of Class A common stock or Class B common stock of the Company (the "Class B common stock"), as the case may be, as reported in the New York Stock Exchange Composite Transactions on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported.

     6. Duration of Options, Increments and Extensions. Subject to the provisions of paragraph 8, each option shall be for a term of ten (10) years. Subject to the provisions of paragraph 11, each option shall become exercisable with respect to 25% of the total number of shares on the day preceding the one
(1) year anniversary of the date of grant and with respect to an additional 25% at the end of each twelve-month period thereafter during the succeeding three years.

     7. Exercise of Option. An option may be exercised by giving written notice to the Company, attention of the Secretary, specifying the number of shares of Class A common stock to be purchased, accompanied by the full purchase price for such number of shares, (i) in cash, (ii) by check, (iii) by delivery of previously owned shares of Class A common stock, (iv) by delivery of previously owned shares of Class B common stock or (v) by a combination of these methods of payment. However, under no circumstances may any optionee deliver previously owned shares of Class A common stock obtained from the exercise of options hereunder during the six months immediately preceding the exercise date. The per share value of the Class A common stock and/or Class B common stock delivered in payment of the option price shall be the Fair Market Value of the Class A common stock and/or Class B common stock on the date of exercise.

     8.   Termination - Exercise Thereafter.

          (a) If an optionee dies without having fully exercised his or her options, the executors or administrators of his or her estate or legatees or distributees shall have the right during the one (1) year period following his or her death (but not after the expiration of the term of any such options) to exercise such options in whole or in part but only to the extent that the optionee could have exercised each such option at the date of his or her death.

          (b) If any optionee resigns from the Board of Directors due to disability or retirement, the optionee's options shall terminate three (3) months after his or her resignation (but not after the expiration of the term of any such option) and may be exercised only to the extent that such optionee could have exercised each such option at the date of his or her resignation.

          (c) If the optionee's termination from service on the Board of Directors is for any reason other than death, disability or retirement, the optionee's options shall terminate upon said termination; provided, however, that if such termination occurs following a Change in Control (as such term is defined in paragraph 11(b) hereof), the optionee's options shall terminate three
(3) months after his or her termination (but not after the expiration of the term of any such option) and may be exercised to the extent that such optionee could have exercised each such option at the date of his or her termination.

     9. Non-Transferability of Options. No option shall be transferable by the optionee otherwise than by will or the laws of descent and distribution, and each option shall be exercisable during an optionee's lifetime only by the optionee.

     10. Adjustment upon Change in Stock. Each option and the number and kind of shares subject to future options under the Director Plan may be adjusted, as may be determined to be equitable in the sole and absolute discretion of the Board of Directors, in the event there is any change in the outstanding Class A common stock, or any event that could cause a change in the outstanding Class A common stock, including, without limitation, by reason of a stock dividend, recapitalization, reclassification, issuance of Class A common stock, issuance of rights to purchase Class A common stock, issuance of securities convertible into or exchangeable for Class A common stock, merger, consolidation, stock split, reverse stock split, spin-off, combination, exchange or conversion of shares, or any other similar type of event. The Board of Director's determination of any adjustment pursuant to this paragraph 10 shall be final, conclusive and binding.

     11.  Change in Control

     (a) (1) Notwithstanding any provision of the Director Plan, in the event of a Change in Control, all outstanding options shall immediately be exercisable in full and shall be subject to the provisions of paragraph 11(a)(2) or 11(a)(3), to the extent that either such paragraph is applicable.

          (2) Notwithstanding any provision of the Director Plan, in the event of a Change in Control in connection with which the holders of shares of the Company's Class A common stock receive shares of common stock that are registered under Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act"), all outstanding options shall immediately be exercisable in full and there shall be substituted for each share of the Company's Class A common stock available under the Director Plan, whether or not then subject to an outstanding option, the number and class of shares into which each outstanding share of the Company's Class A common stock shall be converted pursuant to such Change in Control. In the event of any such substitution, the purchase price per share of each option shall be appropriately adjusted by the Board of Directors, such adjustments to be made without an increase in the aggregate purchase price.

          (3) Notwithstanding any provision in the Director Plan, in the event of a Change in Control in connection with which the holders of the Company's Class A common stock receive consideration other than shares of common stock that are registered under Section 12 of the Exchange Act, each outstanding option shall be surrendered to the Company by the holder thereof, and each such option shall immediately be cancelled by the Company, and the holder shall receive, within ten (10) days of the occurrence of such Change in Control, a cash payment from the Company in an amount equal to the number of shares of the Company's Class A common stock then subject to such option, multiplied by the excess, if any, of (i) the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of the Company's Class A common stock on the date of occurrence of the Change in Control over (ii) the purchase price per share of the Company's Class A common stock subject to the option. The Company may, but is not required to, cooperate with any person who is subject to Section 16 of the Exchange Act to assure that any cash payment in accordance with the foregoing to such person is made in compliance with Section 16 of the Exchange Act and the rules and regulations thereunder.

     (b)  "Change in Control" means:

          (1)  The occurrence of any one or more of the following events:

               (A) The acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act of both (x) 20% or more of the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities") and (y) combined voting power of Outstanding Company Voting Securities in excess of the combined voting power of the Outstanding Company Voting Securities held by the Exempt Persons (as such term is defined in paragraph 11(c)); provided, however, that a Change in Control shall not result from an acquisition of Company Voting Securities:

                    (i) directly from the Company, except as otherwise provided in paragraph 11(b)(2)(A);

                    (ii) by the Company, except as otherwise provided in paragraph 11(b)(2)(B);

                    (iii) by an Exempt Person;

                    (iv) by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or


                    (v) by any corporation pursuant to a reorganization, merger or consolidation involving the Company, if, immediately after such reorganization, merger or consolidation, each of the conditions described in clauses (i) and (ii) of paragraph 11(b)(1)(C) shall be satisfied.

               (B) The cessation for any reason of the members of the Incumbent Board (as such term is defined in paragraph 11(d)) to constitute at least a majority of the Board of Directors.

               (C) Approval by the stockholders of the Company of a reorganization, merger or consolidation unless, in any such case, immediately after such reorganization, merger or consolidation:

                    (i) more than 60% of the combined voting power of the then outstanding securities of the corporation resulting from such reorganization, merger or consolidation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals or entities who were the beneficial owners of the combined voting power of all of the Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation; and

                    (ii) at least a majority of the members of the board of
               directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board of Directors providing for such reorganization, merger or consolidation.

               (D) Approval by the stockholders of the Company of the sale or other disposition of all or substantially all of the assets of the Company other than (x) pursuant to a tax-free spin-off of a subsidiary or other business unit of the Company or (y) to a corporation with respect to which, immediately after such sale or other disposition:

                    (i) more than 60% of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the combined voting power of all of the Outstanding Company Voting Securities immediately prior to such sale or other disposition; and

                    (ii) at least a majority of the members of the board of directors thereof were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board of Directors providing for such sale or other disposition.

                    (E) Approval by the stockholders of the Company of a plan of complete liquidation or dissolution of the Company.

               (2) Notwithstanding the provisions of paragraph 11(b)(1):

                    (A) no acquisition of Company Voting Securities shall be
               subject to the exception from the definition of Change in Control contained in clause (i) of paragraph 11(b)(1)(A) if such acquisition results from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company; and

                    (B) for purposes of clause (ii) of paragraph 11(b)(1)(A), if any Person (other than the Company, an Exempt Person or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall, by reason of an acquisition of Company Voting Securities by the Company, become the beneficial owner of (x) 20% or more of the combined voting power of the Outstanding Company Voting Securities and (y) combined voting power of Outstanding Company Voting Securities in excess of the combined voting power of the Outstanding Company Voting Securities held by the Exempt Persons, and such Person shall, after such acquisition of Company Voting Securities by the Company, become the beneficial owner of any additional Outstanding Company Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control.

          (c) "Exempt Person" (and collectively, the "Exempt Persons") means:

               (1)  Leonard H. Lavin or Bernice E. Lavin;

               (2) any descendant of Leonard H. Lavin and Bernice E. Lavin or the spouse of any such descendant;

               (3) the estate of any of the persons described in paragraph 11(c)(1) or (2);

               (4) any trust or similar arrangement for the benefit of any person described in paragraph 11(c)(1) or (2); or

               (5) the Lavin Family Foundation or any other charitable organization established by any person described in paragraph 11(c)(1) or (2).

     (d) "Incumbent Board" means those individuals who, as of October 24, 1996, constitute the Board of Directors, provided that:
                                   --------

          (1) any individual who becomes a director of the Company subsequent to such date whose election, or nomination for election by the Company's stockholders, was approved either by the vote of at least a majority of the directors then comprising the Incumbent Board or by the vote of at least a majority of the combined voting power of the Outstanding Company Voting Securities held by the Exempt Persons shall be deemed to have been a member of the Incumbent Board; and

          (2) no individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board of Directors or the Exempt Persons shall be deemed to have been a member of the Incumbent Board.

     12. Amendment of Director Plan. The Board of Directors may amend or discontinue this Director Plan at any time; provided, however, that no such amendment or discontinuance shall, without the approval of the stockholders except as provided in paragraph 10, (i) increase the total number of shares for which options may be granted to eligible directors pursuant to this Director Plan or (ii) change the purchase price. In addition, no amendment or discontinuance of the Director Plan shall adversely affect or impair any option previously granted, without the consent of the optionee.

     13. Effective Date. The Director Plan, as amended through January 24, 2002, shall be submitted to the stockholders of the Company for their re-approval at the Annual Meeting of the Stockholders to be held on January 24, 2002, or any adjournment thereof, and as so amended shall be subject to the re-approval of the stockholders at such meeting.

                             ALBERTO-CULVER COMPANY
                      1994 SHAREHOLDER VALUE INCENTIVE PLAN

                       (as amended through July 26, 2001)

I. GENERAL

     1.1  Purpose of the SVIP

     The 1994 Shareholder Value Incentive Plan ("SVIP") of the Alberto-Culver Company ("Company") is intended to advance the best interests of the Company by providing key salaried employees who have substantial responsibility for the Company's management and growth with additional incentives through the grant of awards based upon Total Shareholder Return as defined in Section 1.2(o), thereby: (1) more closely linking the interests of key salaried employees with shareholders, (2) increasing the personal stake of such key salaried employees in the continued success and growth of the Company, and (3) encouraging them to remain in the employ of the Company.

     1.2  Definitions

     The following definitions apply with respect to the SVIP:

     (a)   "Change in Control" shall have the meaning assigned to such term in
           Section 3.8(b).

     (b)   "Code" shall have the meaning assigned to it in Section 1.2(c).

     (c) "Committee" shall mean the Compensation Committee of the Board of Directors of the Company or, if any member of the Compensation Committee is not (i) an "outside director" within the meaning of
           Section 162(m) of the Internal Revenue Code of 1986 and the rules and regulations thereunder (the "Code") or (ii) a "non-employee director" within the meaning of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder ("Section 16"), the Committee shall set up a subcommittee comprised solely of outside directors and non-employee directors for purposes of all matters arising under this SVIP involving "Executive Officers" within the meaning of item 401(b) of Regulation S-K ("Executive Officer") and Covered Employees as defined herein.

     (d) "Common Stock" shall mean the Class A common stock of the Company, $.22 par value.

     (e) "Covered Employee" shall mean a Participant who is a "covered employee" within the meaning of Section 162(m) of the Code during the plan year at issue.

     (f) "Disability" shall have the meaning provided in the Company's applicable disability plan or, in the absence of such a definition, when a Participant becomes totally disabled as determined by a physician mutually acceptable to the Participant and the Committee before attaining his or her 65th birthday and if such total disability continues for more than three months. Disability does not include any condition which is intentionally self-inflicted or caused by illegal acts of the Participant.

        (g) "Exempt Person" and "Exempt Persons" shall have the meaning assigned to such terms in Section 3.8(c).

        (h)    "Incumbent Board" shall have the meaning assigned to such term in
               Section 3.8(d).

        (i) "Ownership Threshold" shall mean the required dollar value of ownership of Common Stock and Class B common stock of the Company, $.22 par value, by each Participant as set by the Committee from time to time. In determining such ownership for each Participant, the Committee may conclusively rely on the books and records of the Company.

        (j)    "Participant" shall have the meaning assigned to it in Section
               1.4.

        (k) "Performance Period" shall mean any three consecutive fiscal years as set forth in the Participant's Performance Unit Agreement, unless accelerated pursuant to Section 3.8.

        (l)    "Performance Unit" shall have the meaning assigned to it in
               Section 2.1(a).

        (m) "Performance Unit Agreement" shall have the meaning assigned to it in Section 2.1(b).

        (n) "Retirement" shall have the meaning provided in the Company's Employees' Profit Sharing Plan or, in the absence of such a definition, the first day of the month following the month in which the Participant attains his or her 65th birthday.

        (o) "Total Shareholder Return" or "TSR" means the percentage by which the ending per share price of common stock (determined as the average closing price for the ten trading days prior to and including the last date of the applicable Performance Period), as adjusted for any stock split or other recapitalization, plus reinvested dividends, exceeds the beginning per share price of the common stock (determined as the average closing price for the ten trading days prior to and including the first date of the applicable Performance Period). For purposes of the Company, TSR shall be computed using the Common Stock.

        1.3  Administration of the SVIP

        The SVIP shall be administered by the Committee. The Committee shall have full and final authority in its discretion to interpret conclusively the provisions of the SVIP, to adopt such rules and regulations for carrying out the SVIP and to make all other determinations necessary or advisable for the administration of the SVIP.

        The Committee shall meet at least once each fiscal year, and at such additional times as it may determine to designate the eligible employees, if any, to be granted Performance Units under the SVIP, the amount of such Performance Units and the time when Performance Units will be granted. All Performance Units granted under the SVIP shall be on the terms and subject to the conditions hereinafter provided.

       1.4 Eligible Participants

       Key salaried employees of the Company and its subsidiaries as determined by the Committee shall be eligible to participate in the SVIP (any employee receiving a Performance Unit under the SVIP hereinafter referred to as a "Participant").

       1.5 Limitation on Grants

       The maximum amount payable under the SVIP to a single Participant may not exceed $4.0 million per Performance Period.

II.  PERFORMANCE UNITS

       2.1  Terms and Conditions of Grants

(a) Performance Units may be granted to Participants prior to or within the first ninety (90) days following the beginning of a Performance Period. Each Performance Unit shall have a target value at the time of the grant of $1,000. Except as provided in the following sentence, each Participant shall be eligible, in his or her sole discretion, to receive such Participant's award in cash or shares of Common Stock or a combination thereof as set forth in Section 2.2, payable in each case following the end of a Performance Period, if the Common Stock of the Company has met the objectives established by the Committee, as set forth below (unless the Committee, pursuant to Section 2.1(c), determines that no award will be payable because the Company's TSR is negative for that Performance Period). For Performance Periods which end on or after the year 2000, Participants owning less than their Ownership Threshold shall be required to receive at least 50% of their award in Common Stock ("Required Election"). Notwithstanding anything to the contrary contained in this
       Section 2.1(a), each Participant shall be eligible to receive an award (payable only in cash) in the event of a Change in Control at such time as set forth in Section 3.8, if the Common Stock has met the objectives established by the Committee as set forth below.

(b) At the time Performance Units are granted to Participants, the Committee shall establish objectives based on the percentile rank of the Common Stock of the Company measured by Total Shareholder Return among the companies comprising the (i) Standard & Poor's 500 Index, (ii) Standard & Poor's MidCap 400 Index, (iii) Standard & Poor's Small Cap 600 Index,
       (iv) Standard & Poor's Super Composite 1500 Index, (v) Russell 3000 Index, or (vi) Russell 2000 Index. The index chosen by the Committee for a particular Performance Period shall be referred to as the "Applicable Index." In addition, the Committee shall establish a matrix to determine the awards payable to Participants upon attainment of these objectives. Within 90 days following the beginning of a Performance Period, each Participant shall receive an agreement which shall set forth the Performance Period, the number of Performance Units granted and the objectives and matrix established by the Committee (hereinafter referred to as a "Performance Unit Agreement").

(c) For Performance Units granted before July 26, 2001, no award will be payable if the Company's TSR as a percentile among the Applicable Index companies is less than the 50/th/ percentile, and the maximum award payable is 300% of the target value. Starting with Performance Units granted to Participants on or after July 26, 2001, (i) no award will be payable with respect to such Performance Units if the Company's TSR as a percentile among the Applicable Index companies is less than the 40/th/ percentile, (ii) the maximum award payable with respect to such Performance Units is 200% of the target value, and (iii) if the Company's TSR is negative, the Committee may, in its discretion, not pay any award or reduce an award otherwise payable with respect to such Performance Units, notwithstanding the fact that the Company's TSR as a percentile among the Applicable Index companies is equal to or greater than the 40/th/ percentile. If the Company's TSR as a percentile among the Applicable Index companies is not specifically shown in the matrix established by the Committee and set forth in the Performance Unit Agreement the amount of the award shall be calculated by interpolating between the amounts shown.

(d) At the end of each Performance Period, or earlier pursuant to Section 3.8(a) in the event of a Change in Control, the Common Stock of the Company will be ranked based on Total Shareholder Return among the companies comprising the Applicable Index. The Committee shall certify the Company's ranking and the attainment of the objectives established by the Committee for each Performance Period or, in the event of a Change in Control, the elapsed portion of the Performance Period in which such Change in Control shall have occurred. No award may be paid to Covered Employees under this SVIP until the Committee has made such certification.

     2.2  Payment

     Awards approved by the Committee will be distributed on or before the 15th day of the third month following the end of the Performance Period or, in the event of a Change in Control, within 30 days following such Change in Control (but in the event of a Change in Control, such award shall be payable only in cash). Awards payable, in whole or in part, in Common Stock shall be the number of shares of Common Stock that a Participant could have purchased at the ending per share price of the Common Stock as calculated pursuant to Section 1.2(o) had such Participant used the relevant percentage (pursuant to any election to receive Common Stock) of his or her award, less applicable withholding taxes, to purchase Common Stock. Elections to receive Common Stock in lieu of cash shall be submitted to the Committee at such time as specified by the Committee, but in no case after the end of the relevant Performance Period. Except for Required Elections, failure to make a timely election shall be conclusively deemed to be an election to receive all cash. Failure to make a timely election to receive more than 50% of an award in Common Stock pursuant to a Required Election shall be conclusively deemed to be an election to receive 50% of such award in Common Stock. To the extent necessary to secure an exemption under
     Section 16(b), voluntary elections by Executive Officers to receive Common Stock shall be approved by the Committee following the end of the Performance Period and prior to the distribution of such stock.

     2.3  Termination of Employment

(a) If a Participant's employment is terminated prior to the end of a Performance Period because of death, Retirement or Disability, the extent to which a Performance Unit shall be deemed to have been earned and payable (solely in cash and without regard to any elections to the contrary) shall be determined by multiplying (a) the cash value of the Performance Unit as calculated in accordance with the matrix established by the Committee and set forth in the Performance Unit Agreement by (b) a fraction, the numerator of which is the number of full calendar months such Participant was employed during the Performance Period and the denominator of which is the total number of full calendar months in the Performance Period.

(b) If a Participant's employment terminates for any reason other than because of death, Retirement or Disability, or a Change in Control (as defined in Section 3.8), the Performance Unit and any and all rights to payment under such Performance Unit shall be immediately canceled and the Performance Unit Agreement with such terminated Participant shall be null and void.

III. ADDITIONAL PROVISIONS

     3.1  Nature of Participant's Interests

     A Participant's benefits under the SVIP shall at all times be reflected on the Company's books and records as a general, unsecured and unfunded obligation of the Company, and the SVIP shall not give any person any right or security interest in any asset of the Company nor shall it imply a trust or segregation of assets by the Company.

     3.2  Amendments

     The Committee or the Board of Directors of the Company may amend the SVIP from time to time, as it deems advisable and in the best interests of the Company, provided that no such amendment will adversely affect or impair previously issued grants.

     3.3  Withholding

     The Company shall have the right to deduct from any distribution to any Participant an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld with respect to any grant or distribution under the SVIP.

     3.4  Nonassignability

     (a) Except as expressly provided in the SVIP, the rights of a Participant and any awards under the SVIP may not be assigned or transferred except by will and the laws of descent and distribution.

     (b) A Participant may from time to time name in writing any person or persons to whom his or her benefit is to be paid if he or she dies before complete payment of such benefit has occurred. Each such beneficiary designation will revoke all prior designations by the Participant with respect to the SVIP, shall not require the consent of any previously named beneficiary, shall be in a form prescribed by the Committee, and will be effective only when filed with the Committee in care of the Secretary of the Company during the Participant's lifetime.

     (c) If the Participant fails to designate a beneficiary before his or her death, as provided above, or if the beneficiary designated by the Participant dies before the date of the Participant's death or before complete payment of the Participant's benefit has occurred, the Company may pay the remaining unpaid portion of the Participant's benefit to the legal representative or representatives of the estate of the Participant.

     3.5  Nonuniform Determinations

     Determinations by the Committee under the SVIP regarding determinations of the persons to receive grants, the form, amount and timing of such grants, and the terms and provisions of such grants and the agreements evidencing the same need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, grants under the SVIP, whether or not such persons are similarly situated.

     3.6  No Guarantee of Employment

     Neither grants under the SVIP nor any action taken pursuant to the SVIP shall constitute or be evidence of any agreement or understanding, express or implied, that the Company or its subsidiaries shall retain the Participant for any period of time or at any particular rate of compensation.

     3.7  Effective Date; Duration

     The SVIP, as amended, has been adopted and authorized by the Board of Directors for submission to the stockholders of the Company. If the SVIP is approved by the stockholders of the Company at the Annual Meeting of stockholders to be held on January 24, 2002, or any adjournment thereof, it shall be deemed to have become effective on July 26, 2001, the date of the most recent amendments to the SVIP by the Board of Directors. Performance Units may be granted under the SVIP prior, but subject, to the approval of the SVIP, as amended, by stockholders of the Company and, in each such case, the date of grant shall be determined without reference to the date of approval of the SVIP, as amended, by the stockholders of the Company. The Committee will have the authority to terminate the SVIP at any time. Termination of the SVIP will have no impact on Performance Units granted prior to the SVIP termination date.

     3.8  Change in Control

     (a)(1) Notwithstanding anything herein to the contrary, in the event of a Change in Control, all Performance Units awarded prior to October 24, 1996 shall become fully payable in cash at the TSR percentile rank of the Company calculated using the TSR of the Company as of the date of the Change in Control as compared to the TSR among the Applicable Index companies as of the last quarterly period for which such TSR information is available.

     (2) Notwithstanding anything herein to the contrary but subject to the dollar limitation payable per Performance Period as set forth in
            Section 1.5, in the event of a Change in Control, all Performance Units awarded after October 24, 1996 shall become payable in cash in accordance with the following sentence of this Section 3.8(a)(2) at the TSR percentile rank of the Company calculated using the TSR of the Company as of the date of the Change in Control as compared to the TSR among the Applicable Index companies as of the last quarterly period for which such TSR information is available. A Performance Unit shall be payable pursuant to this Section 3.8(a)(2) in an amount equal to the cash value of such Performance Unit calculated in accordance with the preceding sentence, multiplied by a fraction, the numerator of which is the number of full fiscal years of the Performance Period in which the Change in Control shall have occurred which shall have elapsed prior to such Change in Control, and the denominator of which is three. For purposes of the preceding sentence of this Section 3.8(a)(2), if at least six full calendar months of a fiscal year within a Performance Period shall have elapsed, such entire fiscal year shall be deemed to have elapsed.

(3) If any amount to be paid to a Participant (or beneficiary thereof) pursuant to this Section 3.8(a) is not paid in full within 30 days following the Change in Control (the "Payment Date"), then the Company shall also pay to that Participant (or beneficiary) interest on the unpaid amount for the period beginning on the Payment Date and ending on the date that the amount is paid in full. The amount of interest to be paid to a Participant (or beneficiary thereof) pursuant to this Section 3.8(a)(3) shall be computed using an annual rate equal to two percent above the prime rate from time to time in effect, as published under "Money Rates" in The Wall Street
                                                         ---------------
     Journal, but in no event higher than the maximum legal rate permissible
     -------
     under applicable law. Payments received by a Participant (or beneficiary thereof) pursuant to this Section 3.8(a)(3) shall be credited first against accrued interest until all accrued interest is paid in full before any such payment is credited against the amount payable pursuant to Section 3.8(a)(1) or (2).

(4) Solely for the purposes of the computation of payments under the SVIP and notwithstanding any other provision of the SVIP, payments to any Participant under the SVIP with respect to Performance Units granted after September 22, 1998 shall be reduced (but not below zero) so that the present value, as determined in accordance with Section 280G(d)(4) of the Code, of such payments plus any other payments that must be taken into account for purposes of any computation relating to the Participant under
     Section 280G(b)(2)(A)(ii) of the Code, shall not, in the aggregate, exceed
     2.99 times the Participant's "base amount," as such term is defined in
     Section 280G(b)(3) of the Code. Notwithstanding any other provision of the SVIP, no reduction in payments under the limitation contained in the immediately preceding sentence shall be applied to payments under the SVIP which do not constitute "excess parachute payments" within the meaning of the Code. Any payments in excess of the limitation of this Section 3.8(a)(4) or otherwise determined to be "excess parachute payments" made to any Participant under the SVIP with respect to Performance Units granted after September 22, 1998 shall be deemed to be overpayments which shall constitute an amount owing from the Participant to the Company with interest from the date of receipt by the Participant to the date of repayment (or offset) at the applicable federal rate under Section 1274(d) of the Code, compounded semi-annually, which shall be payable to the Company upon demand; provided, however, that no repayment shall be required under this sentence if in the written opinion of tax counsel satisfactory to the Participant and delivered to the Participant and the Company such repayment does not allow such overpayment to be excluded for federal income and excise tax purposes from the Participant's income for the year of receipt or afford the Participant a compensating federal income tax deduction for the year of the repayment.

(b) "Change in Control" means:

     (1)  the occurrence of any one or more of the following events:

          (A) The acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act of both (x) 20% or more of the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities") and (y) combined voting power of Outstanding Company Voting Securities in excess of the combined voting power of the Outstanding Company Voting Securities held by the Exempt Persons (as such term is defined in Section 3.8(c); provided, however,
                                                           --------  -------
               that a Change in Control shall not result from an acquisition of Company Voting Securities:

               (i)   directly from the Company, except as otherwise provided in
                     Section 3.8(b)(2)(A);

               (ii) by the Company, except as otherwise provided in Section 3.8(b)(2)(B);

               (iii) by an Exempt Person;

               (iv) by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or

               (v) by any corporation pursuant to a reorganization, merger or consolidation involving the Company, if, immediately after such reorganization, merger or consolidation, each of the conditions described in clauses (i) and (ii) of Section 3.8(b)(1)(C) shall be satisfied.

          (B) The cessation for any reason of the members of the Incumbent Board (as such term is defined in Section 3.8(d)) to constitute at least a majority of the Board of Directors.

          (C) Approval by the stockholders of the Company of a reorganization, merger or consolidation unless, in any such case, immediately after such reorganization, merger or consolidation:

               (i) more than 60% of the combined voting power of the then outstanding securities of the corporation resulting from such reorganization, merger or consolidation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals or entities who were the beneficial owners of the combined voting power of all of the Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation; and

               (ii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board of Directors providing for such reorganization, merger or consolidation.

          (D) Approval by the stockholders of the Company of the sale or other disposition of all or substantially all of the assets of the Company other than (x) pursuant to a tax-free spin-off of a subsidiary or other business unit of the Company or (y) to a corporation with respect to which, immediately after such sale or other disposition:

               (i) more than 60% of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the combined voting power of all of the Outstanding Company Voting Securities immediately prior to such sale or other disposition; and

               (ii) at least a majority of the members of the board of directors thereof were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board of Directors providing for such sale or other disposition.

          (E) Approval by the stockholders of the Company of a plan of complete liquidation or dissolution of the Company.

     (2)  Notwithstanding the provisions of Section 3.8(b)(1)(A):

          (A) no acquisition of Company Voting Securities shall be subject to the exception from the definition of Change in Control contained in clause (i) of Section 3.8(b)(1)(A) if such acquisition results from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company; and

          (B) for purposes of clause (ii) of Section 3.8(b)(1)(A), if any Person (other than the Company, an Exempt Person or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall, by reason of an acquisition of Company Voting Securities by the Company, become the beneficial owner of (x) 20% or more of the combined voting power of the Outstanding Company Voting Securities and (y) combined voting power of Outstanding Company Voting Securities in excess of the combined voting power of the Outstanding Company Voting Securities held by the Exempt Persons, and such Person shall, after such acquisition of Company Voting Securities by the Company, become the beneficial owner of any additional Outstanding Company Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control.

     (c)  "Exempt Person" (and collectively, the "Exempt Persons") means:

          (1)  Leonard H. Lavin or Bernice E. Lavin;

          (2) any descendant of Leonard H. Lavin and Bernice E. Lavin or the spouse of any such descendant;

          (3) the estate of any of the persons described in Section 3.8(c)(1) or (2);

          (4) any trust or similar arrangement for the benefit of any person described in Section 3.8(c)(1) or (2); or

          (5) the Lavin Family Foundation or any other charitable organization established by any person described in Section 3.8(c)(1) or (2).

     (d) "Incumbent Board" means those individuals who, as of October 24, 1996, constitute the Board of Directors, provided that:
                                             --------

          (1) any individual who becomes a director of the Company subsequent to such date whose election, or nomination for election by the Company's stockholders, was approved either by the vote of at least a majority of the directors then comprising the Incumbent Board or by the vote of at least a majority of the combined voting power of the Outstanding Company Voting Securities held by the Exempt Persons shall be deemed to have been a member of the Incumbent Board; and

          (2) no individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board of Directors or the Exempt Persons shall be deemed to have been a member of the Incumbent Board.

     3.9 Stockholder Approval. Unless otherwise determined by the Board of Directors, the SVIP shall be resubmitted to the stockholders for re-approval and re-adoption no less often than every five years.

                                   DETACH HERE
--------------------------------------------------------------------------------

                                      PROXY

                             ALBERTO-CULVER COMPANY

                        Annual Meeting, January 24, 2002

                    Proxy Solicited by the Board of Directors

The undersigned hereby appoints CAROL L. BERNICK, WILLIAM J. CERNUGEL and BERNICE E. LAVIN, each with power of substitution, to vote all shares which the undersigned stockholder would be entitled to vote if personally present and, if applicable, hereby directs the trustee of each of the Alberto-Culver Company Employees' Profit-Sharing Plan, the Alberto-Culver 401(k) Savings Plan and the Sally Beauty 401(k) Savings Plan to vote the shares of stock of Alberto-Culver Company allocated to the account of the undersigned which the undersigned is entitled to vote pursuant to such employee benefit plan at the Annual Meeting of Stockholders of Alberto-Culver Company to be held on January 24, 2002, and at any adjournment thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE FOUR NOMINEES FOR DIRECTOR SET FORTH ON THE REVERSE SIDE, "FOR" THE RE-APPROVAL OF THE COMPANY'S 1994 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS, AS AMENDED, AND "FOR" THE RE-APPROVAL OF THE COMPANY'S 1994 SHAREHOLDER VALUE INCENTIVE PLAN, AS AMENDED.

  -------------------------                             ------------------------
      SEE REVERSE SIDE                                       SEE REVERSE SIDE
  -------------------------                             ------------------------

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                                  DETACH HERE
--------------------------------------------------------------------------------

[X]  Please mark
     votes as in
     this sample

       1. Election of directors
          Nominees: Howard B. Bernick, Bernice E. Lavin,    2. Re-Approval of the Company's 1994 Stock      FOR   AGAINST  ABSTAIN
          Allan B. Muchin and Harold M. Visotsky, M.D.         Option Plan For Non-Employee Directors, as   [_]     [_]     [_]
                                                               Amended.

                         FOR                 WITHHELD       3. Re-Approval of the Company's 1994            FOR   AGAINST  ABSTAIN
                         [_]                   [_]             Shareholder Value Incentive Plan, as         [_]     [_]     [_]
                                                               Amended.

                                                            4. In the discretion of the board of directors, on any other matters that may come before the meeting.
          [_]____________________________________________
              For all nominees except as noted above

                                                            MARK HERE FOR ADDRESS CHANGE AND NOTE NEW ADDRESS AT LEFT          [_]

                                                            The board of directors recommends a vote FOR the election of each of the nominees for directors listed hereon, FOR the re-approval of the
                                                            Company's 1994 Stock Option Plan For Non-Employee Directors, as
                                                            Amended, and FOR the re-approval of the Company's 1994 Shareholder
                                                            Value Incentive Plan, as Amended.

                                                            Please sign here exactly as your name (or names) appear on this proxy.
                                                            Persons signing as executors, administrators, trustees, guardians or attorneys should so indicate when signing. Where there is more than one owner, each must sign.

Signature:______________________________ Date:___________ Signature:__________________________________ Date:___________